United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered
	Reporting Period:	September-04

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconciliation (or copies of Debtor’s bank reconciliations	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	10/21/04
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 -03-13213	September 30, 2004

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182 - 03-13213 ___
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	52,739,394	—			52,739,394	44,483,167	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	11,109,930				11,109,930	11,763,490	199,344,686	191,861,355
Interest Income/Other Income	171,829				171,829		3,845,459	1,221,000
Additional Deposits/Tax Withheld					—		—	—
Other (Attach List)	—				—		13,896	—
Transfers between Accounts	(2,003,681)	2,003,681			—		—	—
Proceeds from the Sale of Assets				—
							—	—
Total Receipts	9,278,078	2,003,681	—	—	11,281,759	11,763,490	203,204,041	193,082,355
Disbursements
Gross Payroll/Payroll Taxes		2,003,681			2,003,681	2,489,000	29,451,628	32,740,745
Sales, Use & Other Taxes	12,730				12,730		819,197	—
Inventory Purchases					—		—	—
Secured/Rental/Leases					—		—	—
Insurance/Payroll WH paid from operating accounts					—		—	—
Marketing					—		—	—
Property Maintenance/Utilities					—		—	—
Other (Attach List)	2,191,596				2,191,596	2,978,395	30,964,579	25,279,283
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	5,135,572				5,135,572	6,307,017	96,717,097	98,214,756
					—		—
Deposits to Lenders	1,330,000				1,330,000		4,787,986	2,500,000
Professional fees - Carve-out	714,028				714,028	800,000	8,446,329	9,600,000
US Trustee Quarterly Fees	—				—	—	353,750	478,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—
Total Disbursements	9,383,926	2,003,681	—	—	11,387,607	12,574,412	171,540,565	168,813,034
Net Cash Flow
(Receipts less Disbursements)	(105,848)	—	—	—	(105,848)	(810,922)	31,663,475	24,269,321
Cash - End of Month	52,633,546	—	—	—	52,633,546	43,672,245	52,633,546	43,672,245

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP CONSOLIDATED

	BUDGET	BUDGET	BUDGET	BUDGET	BUDGET
Week Ending	9/3	9/10	9/17	9/24	MONTH SEPT
Beginning Cash	$44,483,167	$44,078,359	$43,955,284	$43,120,144	$44,483,167
Cash Receipts
TICO Cash Collected	708,320	694,621	681,188	668,014	2,752,142
SM Cash Collected	1,930,688	1,928,319	1,925,955	1,923,596	7,708,557
TIG Cash Collected	187,500	187,500	187,500	187,500	750,000
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	147,946	141,203	134,832	128,810	552,791
Other Income Collected	—	—	—	—	—
	—	—	—	—	—

Total Cash Receipts	2,974,453	2,951,643	2,929,474	2,907,920	11,763,490

Cash Disbursements
Loan Proceeds Checks	1,480,837	1,470,168	1,459,903	1,450,021	5,860,929
Expenses related to Loans	11,862	11,632	11,407	11,187	46,088
Expenses related to TIG	100,000	100,000	100,000	100,000	400,000

Total Cash Disbursements	1,592,698	1,581,801	1,571,310	1,561,208	6,307,017

NET CASH RECEIPTS	1,381,755	1,369,842	1,358,163	1,346,712	5,456,473

CASH DISBURSEMENTS:
Operating Cash Disbursements
Advertising	25,400	75,800	27,375	25,100	153,675
Bank Charges	25,000	1,200	20,400	1,075	47,675
Claims Funding*	58,000	58,000	58,000	58,000	232,000
Company Auto	11,950	11,850	12,100	12,150	48,050
Computer Costs	5,700	8,325	9,700	7,260	30,985
Dues And Subscriptions	325	250	250	250	1,075
Employee Reimbursements - collections exp	12,463	13,436	12,100	14,003	52,003
Equipment Rental	8,766	2,500	370	25,425	37,061
Fixed Assets	1,700	7,000	5,500	5,500	19,700
Forms & Printing	25,800	694	1,200	1,450	29,144
Insurance	—	21,000	—	13,000	34,000
Meals & Entertainment	2,850	2,600	2,700	3,295	11,445
Miscellaneous	10,615	13,250	10,965	27,260	62,090
Office Expense	13,400	29,875	11,925	14,475	69,675
Postage	16,475	17,075	10,000	14,445	57,995
Prepaid Expenses	7,500	7,500	12,500	7,500	35,000
Prepaid Software ABS	—	20,000	—	4,595	24,595
Professional Fees-Ordinary Course	8,360	2,360	8,360	92,835	111,915
Rent	—	8,000	59,912	35,025	102,937
Repairs & Maintenance	4,050	3,850	3,950	3,850	15,700
Roadgard	—	—	70,000	—	70,000
Seminars & Meetings	2,150	1,900	2,150	1,900	8,100
Taxes & Licenses	500	9,450	250	2,525	12,725
Telephone	27,356	47,497	26,323	47,673	148,849
Temporary Agency Staff	12,830	9,830	12,830	9,830	45,320
Board of Directors	—	—	4,000	2,000	6,000
Travel	4,280	5,050	38,600	4,050	51,980
Utilities	15,156	16,373	14,690	16,703	62,923

Total Operating Cash Disbursements	300,627	394,666	436,150	451,174	1,582,616

Total Cash Disbursements by Group
Corporate	49,750	43,750	74,000	198,500	366,000
Tico Credit	51,575	41,675	99,712	72,820	265,781
Southern Management	185,700	287,000	248,500	143,500	864,700
Thaxton Premium Finance	—	400	2,370	425	3,195
Thaxton Commercial Lending	10	610	585	1,580	2,785
Thaxton Insurance Group	13,592	21,231	10,983	34,349	80,155

Total Operating Cash Disbursements	300,627	394,666	436,150	451,174	1,582,616

Other Items
Interest to Finova	—	747,597	—	—	747,597
Payroll Paid TTG	460,500	—	460,500	—	921,000
Payroll Paid SMC	670,000	—	874,000	—	1,544,000
401K	12,000	—	12,000	—	24,000
Restructuring Officer	12,000	12,000	12,000	12,000	48,000
Insurance Renewal	—	—	—	—	—
Credit Insurance Carrier	131,436	138,654	138,654	131,436	540,182
Pre-Filing Prepays	—	—	—	—	—
Bank Fees and Expenses	—	—	60,000	—	60,000
Deposit to Lender	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—
KERP	—	—	—	—	—
US Trustee	—	—	—	—	—
Bankruptcy Professionals	200,000	200,000	200,000	200,000	800,000

Total Other Items	1,485,936	1,098,251	1,757,154	343,436	4,684,779

Cash from Operations
Total Collections	2,974,453	2,951,643	2,929,474	2,907,920	11,763,490
Total Disbursements	3,167,262	2,862,718	3,552,615	2,143,818	11,726,412

Net Cash from Operations	(192,808)	88,925	(623,141)	764,102	37,078

Restructuring Expense	(212,000)	(212,000)	(212,000)	(212,000)	(848,000)

Net Change in Cash	(404,808)	(123,075)	(835,141)	552,102	(810,922)

Adjustment due to New Budget Period					—

Ending Cash	44,078,359	43,955,284	43,120,144	43,672,245	43,672,245

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated		FOR INFORMATION PURPOSES ONLY				JOINTLY ADMINISTERED
Monthly Court Report for	September-04
		HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle - All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	52,739,394.11	52,021,257.60	—	—	(82,987.16)	—	(16,405.61)		436,776.33	380,752.95

			—
TICO Cash Collected	248,595.54	—		—	—	—	—		—	248,595.54
SM Cash Collected	8,813,608.45	—		—	—	—	—		8,813,608.45	—
TIG Cash Collected	1,499,452.17	—		—	1,499,452.17	—	—		—	—
TPF Cash Collected	137,336.17	—		—	—	—	137,336.17		—	—
TCL Cash Collected	410,937.37	—		—	—	410,937.37	—		—	—
Other Income Collected	171,828.81	125,649.87		—	—	—	4,324.05		98.87	41,756.02

SUBTOTAL	11,281,758.51	125,649.87	—	—	1,499,452.17	410,937.37	141,660.22	—	8,813,707.32	290,351.56

		—		—	—	—	—		—	—
	—			—		—	—		—	—
CORRECTION OF BEGINNING BALANCES	—	—		—	—	—	—		—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	2,113,131.11		—	(1,051,472.64)	(29,739.01)	(106,652.77)		(1,076,638.80)	151,372.11
	—	—		—	—	—	—		—	—
	—			—		—	—		—	—

Total Cash Receipts and Transfers	11,281,758.51	2,238,780.98	—	—	447,979.53	381,198.36	35,007.45	—	7,737,068.52	441,723.67

				—	—	—	—		—	—
Cash Disbursements - Loans	—			—	—	—	—		—	—
	—			—	—	—	—		—	—
Loan Proceeds Checks	4,610,820.22	—		—	—	363,370.49	(1,677.94)		4,249,127.67	—
Expenses related to Loans\Thaxton Insurance Group	524,751.55	—		—	193,163.59	—	24,039.10		329,589.09	(22,040.23)

Subtotal - Loans	5,135,571.77	—	—	—	193,163.59	363,370.49	22,361.16		4,578,716.76	(22,040.23)

		—		—	—	—	—		—	—
Cash Disbursements - Other	—	—		—	—	—	—		—	—
Advertising	122,047.19	—		—	—	—	—		122,047.19	—
Bank Charges	106,019.40	41,569.52		—	2,067.00	—	—		60,847.15	1,535.73
Claims Funding*	264,650.62	43,409.75		—	—	—	—		221,240.87	—
Company Auto	13,764.60	—		—	—	252.13	—		11,355.13	2,157.34
Computer Costs	12,453.97	3,810.50		—	—	—	1,186.00		4,469.22	2,988.25
Dues And Subscriptions	3,200.38	290.00		—	—	—	—		2,910.38	—
Employee Reimbursements - collections exp	36,126.28	—		—	1,624.80	—	—		—	34,501.48
Equipment Rental	30,165.67	20,234.14		—	—	—	85.00		2,910.34	6,936.19
Fixed Assets	126.65	—		—	—	—	—		10,626.65	(10,500.00)
Forms & Printing	49,854.22	—		—	21.70	—	—		47,859.04	1,973.48
Insurance	55,913.90	14,129.84		—	—	452.26	90.45		41,241.35	—
Meals & Entertainment	8,486.22	—		—	492.59	15.75	—		6,994.82	983.06
Miscellaneous	20,742.37	2,143.99		—	485.10	—	—		7,760.20	10,353.08
Office Expense	32,651.11	6,679.67		—	3,883.49	218.18	172.00		17,748.40	3,949.37
Postage	38,279.86	1,123.79		—	205.43	38.68	50.00		34,347.66	2,514.30
Prepaid Expenses	—	—		—	—	—	—		—	—
Prepaid Software ABS	18,836.97	—		—	—	—	—		18,620.31	216.66
Professional Fees-Ordinary Course	52,321.79	52,013.29		—	—	—	—		250.00	58.50
Rent	192,108.38	10,763.00		—	1,362.00	774.21	39.00		174,795.57	4,374.60
Repairs & Maintenance	17,144.84	—		—	—	856.00	—		16,091.34	197.50
Seminars & Meetings	1,957.69	—		—	—	—	—		1,957.69	—
Taxes & Licenses	12,730.16	2,634.72		—	—	—	—		8,722.62	1,372.82
Telephone	76,486.19	5,144.25		—	3,152.92	441.29	301.11		59,291.67	8,154.95
Temporary Agency Staff	31,694.21	13,595.20		—	7,612.50	—	—		4,525.33	5,961.18
Travel	15,923.01	2,109.45		—	—	—	—		10,814.64	2,998.92
Utilities	54,463.86	1,988.41		—	4,326.18	—	—		41,212.85	6,936.42
Interest to Finova	492,841.14	492,841.14		—	—	—	—		—	—
Payroll Paid TTG	623,512.65	65,698.50		—	172,731.49	14,779.37	7,037.87		—	363,265.42
Payroll Paid SMC	1,380,168.15	—		—	—	—	—		1,380,168.15	—
Restructuring Officer	60,000.00	60,000.00		—	—	—	—		—	—
Credit Insurance Payments	330,774.93	—		—	—	—	—		323,605.60	7,169.33
Deposit to Lender	1,330,000.00	1,330,000.00		—	—	—	—		—	—
US Trustee	—	—		—	—	—	—		—	—
Bankruptcy Professionals	714,028.00	714,028.00		—	—	—	—		—	—
Other	41,431.45	10,985.13		—	—	—	—		30,446.32	—

Total Other Cash Disbursements	6,252,035.19	2,895,192.29	—	—	197,965.20	17,827.87	8,961.43		2,673,989.82	458,098.58

				—			—		—	—

TOTAL ALL CASH DISBURSEMENTS	11,387,606.96	2,895,192.29	—	—	391,128.79	381,198.36	31,322.59		7,252,706.58	436,058.35

	52,633,545.66	51,364,846.29	—	—	(26,136.42)	—	(12,720.75)		921,138.27	386,418.27

BANK ACCOUNT RECONCILED BALANCES:	52,633,545.66	51,364,846.29			(26,136.42)	—	(12,720.75)		921,138.27	386,418.27

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn	10/21/04
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated		JOINTLY ADMINISTERED
Monthly Court Report for		CASES 03-13182 - 03-13213

		Operating	Payroll	Other	Total
Beginning Cash Position		52,739,394.11		—	52,739,394.11

TICO Cash Collected		248,595.54	—	—	248,595.54
SM Cash Collected		8,813,608.45	—	—	8,813,608.45
TIG Cash Collected		1,499,452.17	—	—	1,499,452.17
TPF Cash Collected		137,336.17	—	—	137,336.17
TCL Cash Collected		410,937.37	—	—	410,937.37
Other Income Collected		171,828.81	—	—	171,828.81

SUBTOTAL	—	11,281,758.51	—	—	11,281,758.51

		—	—	—	—
		—	—	—	—
		—	—	—	—
CORRECTION OF BEGINNING BALANCES		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(2,003,680.80)	2,003,680.80	—	—
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	9,278,077.71	2,003,680.80	—	11,281,758.51

Cash Disbursements - Loans

Loan Proceeds Checks		4,610,820.22			4,610,820.22
Expenses related to Loans\Thaxton Insurance Group		524,751.55			524,751.55

Subtotal - Loans		5,135,571.77	—	—	5,135,571.77

		—
Cash Disbursements - Other		—
Advertising		122,047.19		—	122,047.19
Bank Charges		106,019.40	—	—	106,019.40
Claims Funding*		264,650.62		—	264,650.62
Company Auto		13,764.60	—	—	13,764.60
Computer Costs		12,453.97	—	—	12,453.97
Dues And Subscriptions		3,200.38	—	—	3,200.38
Employee Reimbursements - collections exp		36,126.28	—	—	36,126.28
Equipment Rental		30,165.67	—	—	30,165.67
Fixed Assets		126.65	—	—	126.65
Forms & Printing		49,854.22	—	—	49,854.22
Insurance		55,913.90	—	—	55,913.90
Meals & Entertainment		8,486.22	—	—	8,486.22
Miscellaneous		20,742.37	—	—	20,742.37
Office Expense		32,651.11	—	—	32,651.11
Postage		38,279.86	—	—	38,279.86
Prepaid Expenses		—	—	—	—
Prepaid Software ABS		18,836.97	—	—	18,836.97
Professional Fees-Ordinary Course		52,321.79	—	—	52,321.79
Rent		192,108.38	—	—	192,108.38
Repairs & Maintenance		17,144.84	—	—	17,144.84
Seminars & Meetings		1,957.69	—	—	1,957.69
Taxes & Licenses		12,730.16	—	—	12,730.16
Telephone		76,486.19	—	—	76,486.19
Temporary Agency Staff		31,694.21	—	—	31,694.21
Travel		15,923.01	—	—	15,923.01
Utilities		54,463.86	—	—	54,463.86
Interest to Finova		492,841.14	—	—	492,841.14
Payroll Paid TTG		—	623,512.65	—	623,512.65
Payroll Paid SMC		—	1,380,168.15	—	1,380,168.15
Restructuring Officer		60,000.00	—	—	60,000.00
Credit Insurance Payments		330,774.93	—	—	330,774.93
Deposit to Lender		—	—	1,330,000.00	1,330,000.00
US Trustee		—	—	—	—
Bankruptcy Professionals		714,028.00	—	—	714,028.00
Other		41,431.45	—	—	41,431.45

Total Other Cash Disbursements		2,918,354.39	2,003,680.80	1,330,000.00	6,252,035.19

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS		8,053,926.16	2,003,680.80	1,330,000.00	11,387,606.96

		53,963,545.66	—	(1,330,000.00)	52,633,545.66

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	2,895,192.29

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for	September-04		Case #		03-13183		INACTIVE
FED ID#	57-0669498

	Consolidated Totals	Cherokee National Trust Account Wachovia 2000020760292	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS	Paragon, Inc
Beginning Cash Position	52,021,257.60	149,991.66	50,223,356.14	540,172.49	1,111,017.39	(8,944.06)	5,663.98

	—
TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	125,649.87		41,062.10		84,587.77	—

SUBTOTAL	125,649.87	—	41,062.10	—	84,587.77	—	—

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	2,113,131.11		(500,000.00)	—	2,543,587.41	69,543.70
	—
	—					—

Total Cash receipts	2,238,780.98	—	(458,937.90)	—	2,628,175.18	69,543.70	—

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—					—
Bank Charges	41,569.52		50.06		40,087.06	1,432.40
Claims Funding*	43,409.75				43,409.75
Company Auto	—				—
Computer Costs	3,810.50				3,810.50
Dues And Subscriptions	290.00				290.00
Employee Reimbursements - collections exp	—				—
Equipment Rental	20,234.14				20,234.14
Fixed Assets	—				—
Forms & Printing	—				—
Insurance	14,129.84				14,129.84
Meals & Entertainment	—				—
Miscellaneous	2,143.99				2,143.99
Office Expense	6,679.67				6,679.67
Postage	1,123.79				1,123.79
Prepaid Expenses	—				—
Prepaid Software ABS	—				—
Professional Fees-Ordinary Course	52,013.29				52,013.29
Rent	10,763.00				10,763.00
Repairs & Maintenance	—				—
Roadgard	—				—
Seminars & Meetings	—				—
Taxes & Licenses	2,634.72				2,634.72
Telephone	5,144.25				5,144.25
Temporary Agency Staff	13,595.20				13,595.20
Travel	2,109.45				2,109.45
Utilities	1,988.41				1,988.41
Interest to Finova	492,841.14				492,841.14
Payroll Paid TTG	65,698.50					65,698.50
Payroll Paid SMC	—
Restructuring Officer	60,000.00				60,000.00
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	1,330,000.00				1,330,000.00
US Trustee	—				—
Bankruptcy Professionals	714,028.00				714,028.00
Other	10,985.13				10,985.13

Total Other Cash Disbursements	2,895,192.29	—	50.06	—	2,828,011.33	67,130.90	—

TOTAL ALL CASH DISBURSEMENTS	2,895,192.29	—	50.06	—	2,828,011.33	67,130.90	—

	51,364,846.29	149,991.66	49,764,368.18	540,172.49	911,181.24	(6,531.26)	5,663.98

Book Balance per bank rec.	51,364,846.29	149,991.66	49,764,368.18	540,172.49	911,181.24	(6,531.26)	5,663.98
	—						—

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.			Case No.	03-13183
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	52,021,257.60	—	—	52,021,257.60

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	125,649.87	—	—	125,649.87

SUBTOTAL	125,649.87	—	—	125,649.87

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	2,113,131.11	—	—	2,113,131.11
			—	—
	—	—	—	—

Total Cash receipts	2,238,780.98	—	—	2,238,780.98

Cash Disbursements - Loans

Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	41,569.52	—	—	41,569.52
Claims Funding*	43,409.75	—	—	43,409.75
Company Auto	—	—	—	—
Computer Costs	3,810.50	—	—	3,810.50
Dues And Subscriptions	290.00	—	—	290.00
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	20,234.14	—	—	20,234.14
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	14,129.84	—	—	14,129.84
Meals & Entertainment	—	—	—	—
Miscellaneous	2,143.99	—	—	2,143.99
Office Expense	6,679.67	—	—	6,679.67
Postage	1,123.79	—	—	1,123.79
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	52,013.29	—	—	52,013.29
Rent	10,763.00	—	—	10,763.00
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	2,634.72	—	—	2,634.72
Telephone	5,144.25	—	—	5,144.25
Temporary Agency Staff	13,595.20	—	—	13,595.20
Travel	2,109.45	—	—	2,109.45
Utilities	1,988.41	—	—	1,988.41
Interest to Finova	492,841.14	—	—	492,841.14
Payroll Paid TTG	—	65,698.50	—	65,698.50
Payroll Paid SMC	—	—	—	—
Restructuring Officer	60,000.00	—	—	60,000.00
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	1,330,000.00	—	—	1,330,000.00
US Trustee	—	—	—	—
Bankruptcy Professionals	714,028.00	—	—	714,028.00
Other	10,985.13	—	—	10,985.13

Total Other Cash Disbursements	2,829,493.79	65,698.50	—	2,895,192.29

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,829,493.79	65,698.50	—	2,895,192.29

	51,430,544.79	(65,698.50)	—	51,364,846.29

Book Balance per bank rec.

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company		Case #	03-13184							Case No.	01-10573
Monthly Court Report for	September-04
FED ID #	57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—			—	—			—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.		—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	31,322.59
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$31,322.59

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM		03-13186					Case No.	03-13186
Monthly Court Report for	September-04
FED ID #	58-2358369

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(16,405.61)	(16,405.61)			(16,405.61)	—	—	(16,405.61)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	137,336.17	137,336.17			137,336.17	—	—	137,336.17
TCL Cash Collected	—				—	—	—	—
Other Income Collected	4,324.05	4,324.05			4,324.05	—	—	4,324.05

SUBTOTAL	141,660.22	141,660.22	—		141,660.22	—	—	141,660.22

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(106,652.77)	(113,690.64)	7,037.87		(113,690.64)	7,037.87	—	(106,652.77)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	35,007.45	27,969.58	7,037.87		27,969.58	7,037.87	—	35,007.45

Cash Disbursements - Loans
Loan Proceeds Checks	(1,677.94)	(1,677.94)			(1,677.94)	—	—	(1,677.94)
Expenses related to Loans	24,039.10	24,039.10			24,039.10	—	—	24,039.10

Subtotal - Loans	22,361.16	22,361.16	—		22,361.16			22,361.16

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	1,186.00	1,186.00			1,186.00	—	—	1,186.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	85.00	85.00			85.00	—	—	85.00
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	90.45	90.45			90.45	—	—	90.45
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	172.00	172.00			172.00	—	—	172.00
Postage	50.00	50.00			50.00	—	—	50.00
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	39.00	39.00			39.00	—	—	39.00
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	301.11	301.11			301.11	—	—	301.11
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	7,037.87		7,037.87		—	7,037.87	—	7,037.87
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	8,961.43	1,923.56	7,037.87	—	1,923.56	7,037.87	—	8,961.43

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	31,322.59	24,284.72	7,037.87		24,284.72	7,037.87	—	31,322.59

	(12,720.75)	(12,720.75)	—		(12,720.75)	—	—	(12,720.75)

Book Balance per bank rec.	(12,720.75)	(12,720.75)

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE		Case No.	03-13185					Case No.	03-13185
Monthly Court Report for	September-04
FED ID#	54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	391,128.79
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$391,128.79

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group		Case #	03-13187						Case No.	03-13187
Monthly Court Report for	September-04
FED ID#	57-0926039	First Palmetto 56-564807-6

	Consolidated Totals	SCBT of Piedmont 30020101 Closed/Open	Spratt Savings & Loan 70726	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(82,987.16)	5,053.47	3,765.82	(91,806.45)	—		(82,987.16)	—	—	(82,987.16)

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	1,499,452.17	—	—	1,499,452.17			1,499,452.17	—	—	1,499,452.17
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	1,499,452.17	—	—	1,499,452.17	—	—	1,499,452.17	—	—	1,499,452.17

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,051,472.64)	(5,053.47)	(3,765.82)	(1,215,384.84)	172,731.49		(1,224,204.13)	172,731.49	—	(1,051,472.64)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	447,979.53	(5,053.47)	(3,765.82)	284,067.33	172,731.49	—	275,248.04	172,731.49	—	447,979.53

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	193,163.59			193,163.59			193,163.59			193,163.59

Subtotal - Loans	193,163.59	—	—	193,163.59	—		193,163.59	—	—	193,163.59

Cash Disbursements - Other
Advertising	—						—			—
Bank Charges	2,067.00	—	—	2,067.00			2,067.00		—	2,067.00
Claims Funding*	—			—			—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	1,624.80			1,624.80			1,624.80	—	—	1,624.80
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	21.70			21.70			21.70	—	—	21.70
Insurance	—			—			—	—	—	—
Meals & Entertainment	492.59			492.59			492.59	—	—	492.59
Miscellaneous	485.10			485.10			485.10	—	—	485.10
Office Expense	3,883.49			3,883.49			3,883.49	—	—	3,883.49
Postage	205.43			205.43			205.43	—	—	205.43
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	1,362.00			1,362.00			1,362.00	—	—	1,362.00
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	3,152.92			3,152.92			3,152.92	—	—	3,152.92
Temporary Agency Staff	7,612.50			7,612.50			7,612.50	—	—	7,612.50
Travel	—			—			—	—	—	—
Utilities	4,326.18			4,326.18			4,326.18	—	—	4,326.18
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	172,731.49			—	172,731.49		—	172,731.49	—	172,731.49
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—	—
Other	—						—	—	—	—

Total Other Cash Disbursements	197,965.20	—	—	25,233.71	172,731.49		25,233.71	172,731.49	—	197,965.20

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	391,128.79	—	—	218,397.30	172,731.49		218,397.30	172,731.49	—	391,128.79

	(26,136.42)	—	—	(26,136.42)	—		(26,136.42)	—	—	(26,136.42)

Book Balance per bank rec.	(26,136.42)	—	—	(26,136.42)	—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	381,198.36
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$381,198.36

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending		Case #	03-13188			Case No.	03-13188
Monthly Court Report for	September-04
FED ID#	57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	410,937.37	410,937.37		410,937.37	—	—	410,937.37
Other Income Collected	—			—	—	—	—

SUBTOTAL	410,937.37	410,937.37	—	410,937.37	—	—	410,937.37

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(29,739.01)	(44,518.38)	14,779.37	(44,518.38)	14,779.37	—	(29,739.01)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	381,198.36	366,418.99	14,779.37	366,418.99	14,779.37	—	381,198.36

Cash Disbursements - Loans
Loan Proceeds Checks	363,370.49	363,370.49		363,370.49			363,370.49
Expenses related to Loans	—			—			—

Subtotal - Loans	363,370.49	363,370.49	—	363,370.49			363,370.49

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—						—
Company Auto	252.13	252.13		252.13	—	—	252.13
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	452.26	452.26		452.26	—	—	452.26
Meals & Entertainment	15.75	15.75		15.75	—	—	15.75
Miscellaneous	—	—		—	—	—	—
Office Expense	218.18	218.18		218.18	—	—	218.18
Postage	38.68	38.68		38.68	—	—	38.68
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	774.21	774.21		774.21	—	—	774.21
Repairs & Maintenance	856.00	856.00		856.00	—	—	856.00
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	441.29	441.29		441.29	—	—	441.29
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	14,779.37		14,779.37	—	14,779.37	—	14,779.37
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	17,827.87	3,048.50	14,779.37	3,048.50	14,779.37	—	17,827.87

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	381,198.36	366,418.99	14,779.37	366,418.99	14,779.37	—	381,198.36

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company		Case #	03-13189			Case No.	03-13189
Monthly Court Report for	September-04
FED ID#	56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	5,663.98	—	5,663.98	5,663.98		—	5,663.98

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	5,663.98	—	5,663.98	5,663.98	—	—	5,663.98

Book Balance per bank rec.	5,663.98	—	5,663.98

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for	September-04
FED ID#

	Consolidated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	380,752.95	66,350.91	—	86,907.00	—	—	136,516.04	—	—	33,032.75	57,946.25

	—	—	—	—	—	—	—	—	—	—	—
TICO Cash Collected	248,595.54	—	(1,562.25)	2,149.85	—	569.84	244,115.13	—	3,322.97	—	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	41,756.02	—	—	8,358.43	8,270.75	—	18,140.76	—	405.02	6,581.06	—

SUBTOTAL	290,351.56	—	(1,562.25)	10,508.28	8,270.75	569.84	262,255.89	—	3,727.99	6,581.06	—

	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	151,372.11	18,816.16	17,135.89	(7,427.26)	(26,538.87)	31,615.03	(127,233.67)	17,088.04	203,994.92	(28,651.11)	52,572.98
	—	—	—	—	—	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi – sent directly to Finova	—	—	—	—	—	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	441,723.67	18,816.16	15,573.64	3,081.02	(18,268.12)	32,184.87	135,022.22	17,088.04	207,722.91	(22,070.05)	52,572.98

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements – Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	—	—	—	—	—	—	—	—	—	—	—
Expenses related to Loans	(22,040.23)	108.30	1,680.89	(1,246.15)	(22,056.63)	113.70	(2,011.18)	—	1,798.28	(431.04)	3.60

Subtotal – Loans	(22,040.23)	108.30	1,680.89	(1,246.15)	(22,056.63)	113.70	(2,011.18)	—	1,798.28	(431.04)	3.60

		—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
Cash Disbursements – Other	—	—	—	—	—	—	—	—	—	—	—
Advertising	—	—	—	—	—	—	—	—	—	—	—
Bank Charges	1,535.73	20.00	—	151.74	151.74	—	970.34	—	—	5.13	236.78
Claims Funding*	—	—	—	—	—	—	—	—	—	—	—
Company Auto	2,157.34	—	—	—	422.87	—	—	—	188.00	—	1,546.47
Computer Costs	2,988.25	60.00	45.00	—	—	30.00	2,388.25	—	465.00	—	—
Dues And Subscriptions	—	—	—	—	—	—	—	—	—	—	—
Employee Reimbursements – collections exp	34,501.48	569.84	—	1,861.80	169.22	—	26,814.97	—	3,726.39	1,359.26	—
Equipment Rental	6,936.19	—	—	1,631.34	3,774.96	—	1,071.81	—	61.83	307.54	88.71
Fixed Assets	(10,500.00)	—	—	—	—	—	—	—	—	—	(10,500.00)
Forms & Printing	1,973.48	—	—	—	—	—	1,775.44	—	108.55	—	89.49
Insurance	—	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	983.06	—	—	—	—	—	—	—	—	—	983.06
Miscellaneous	10,353.08	—	—	—	—	—	—	—	1,384.80	—	8,968.28
Office Expense	3,949.37	—	14.21	142.86	600.00	130.00	522.38	—	1,743.88	60.00	736.04
Postage	2,514.30	12.61	105.76	—	—	62.84	335.72	—	1,480.10	—	517.27
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	216.66	—	—	—	—	—	—	—	—	—	216.66
Professional Fees-Ordinary Course	58.50	—	32.50	—	—	—	—	—	26.00	—	—
Rent	4,374.60	—	—	—	—	—	825.00	—	143.60	—	3,406.00
Repairs & Maintenance	197.50	—	—	—	—	—	—	—	197.50	—	—
Roadgard	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—	—	—	—
Taxes & Licenses	1,372.82	—	208.05	714.00	—	—	—	—	—	—	450.77
Telephone	8,154.95	103.67	124.76	19.91	(1,405.28)	74.69	949.88	—	5,532.16	(375.88)	3,131.04
Temporary Agency Staff	5,961.18	—	1,422.00	—	75.00	—	—	—	4,464.18	—	—
Travel	2,998.92	—	—	—	—	—	—	—	260.20	—	2,738.72
Utilities	6,936.42	578.43	730.31	(42.74)	—	317.28	166.00	—	4,978.96	57.69	150.49
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	363,265.42	16,863.60	11,059.54	—	—	31,456.36	—	17,088.04	174,654.48	—	112,143.40
Payroll Paid SMC	—	—	—	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	7,169.33	509.71	150.62	—	—	—	—	—	6,509.00	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—
Other – payment to Investment Banker	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	458,098.58	18,717.86	13,892.75	4,478.91	3,788.51	32,071.17	35,819.79	17,088.04	205,924.63	1,413.74	124,903.18

TOTAL ALL CASH DISBURSEMENTS	436,058.35	18,826.16	15,573.64	3,232.76	(18,268.12)	32,184.87	33,808.61	17,088.04	207,722.91	982.70	124,906.78

			—	—	—	—	—	—	—	—	—

	386,418.27	66,340.91	—	86,755.26	—	—	237,729.65	—	—	9,980.00	(14,387.55)

			—	—	—	—	—	—	—	—	—
Book Balance per bank rec.	386,418.27	66,340.91	—	86,755.26	—	—	237,729.65	0.00	—	9,980.00	(14,387.55)

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP			Case No.	—
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	380,752.95	—	—	380,752.95

TICO Cash Collected	248,595.54	—	—	248,595.54
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	41,756.02	—	—	41,756.02

SUBTOTAL	290,351.56	—	—	290,351.56

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(211,893.31)	363,265.42	—	151,372.11
	—	—	—	—
Funds Received From Sale of Tico Mississippi – sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	78,458.25	363,265.42	—	441,723.67

	—
Cash Disbursements – Loans	—
Loan Proceeds Checks	—			—
Expenses related to Loans	(22,040.23)			(22,040.23)

Subtotal – Loans	(22,040.23)			(22,040.23)

	—			—
	—			—
Cash Disbursements – Other	—			—
Advertising	—			—
Bank Charges	1,535.73	—	—	1,535.73
Claims Funding*	—			—
Company Auto	2,157.34	—	—	2,157.34
Computer Costs	2,988.25	—	—	2,988.25
Dues And Subscriptions	—	—	—	—
Employee Reimbursements – collections exp	34,501.48	—	—	34,501.48
Equipment Rental	6,936.19	—	—	6,936.19
Fixed Assets	(10,500.00)	—	—	(10,500.00)
Forms & Printing	1,973.48	—	—	1,973.48
Insurance	—	—	—	—
Meals & Entertainment	983.06	—	—	983.06
Miscellaneous	10,353.08	—	—	10,353.08
Office Expense	3,949.37	—	—	3,949.37
Postage	2,514.30	—	—	2,514.30
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	216.66	—	—	216.66
Professional Fees-Ordinary Course	58.50	—	—	58.50
Rent	4,374.60	—	—	4,374.60
Repairs & Maintenance	197.50	—	—	197.50
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	1,372.82	—	—	1,372.82
Telephone	8,154.95	—	—	8,154.95
Temporary Agency Staff	5,961.18	—	—	5,961.18
Travel	2,998.92	—	—	2,998.92
Utilities	6,936.42	—	—	6,936.42
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	363,265.42	—	363,265.42
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	7,169.33	—	—	7,169.33
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other – payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	34,833.16	363,265.42	—	458,098.58

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	72,792.93	363,265.42	—	436,058.35

	386,418.27	—	—	386,418.27

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP – DISBURSEMENT ACCOUNTS		WACHOVIA #2000014825101		WACHOVIA #2000014826087						Case No.	—
Monthly Court Report for	September-04
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	57,946.25	—	—							57,946.25	57,946.25	—	—	57,946.25

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	292.26	1,952.56	4,514.10	3,081.02	(18,268.12)	728.51	33,808.61	33,068.43	977.57	(59,570.42)	292.26	—	—	292.26
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	292.26	1,952.56	4,514.10	3,081.02	(18,268.12)	728.51	33,808.61	33,068.43	977.57	(59,570.42)	292.26	—	—	292.26

		—	—	—	—	—	—	—	—	—	—	—	—	—
Cash Disbursements – Loans		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	—										—			—
Expenses related to Loans	(22,040.23)	108.30	1,680.89	(1,246.15)	(22,056.63)	113.70	(2,011.18)	1,798.28	(431.04)	3.60	(22,040.23)			(22,040.23)

Subtotal – Loans	(22,040.23)	108.30	1,680.89	(1,246.15)	(22,056.63)	113.70	(2,011.18)	1,798.28	(431.04)	3.60	(22,040.23)			(22,040.23)

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Cash Disbursements – Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	1,368.86	10.00			151.74		970.34			236.78	1,368.86	—	—	1,368.86
Claims Funding*	—										—			—
Company Auto	2,157.34				422.87			188.00		1,546.47	2,157.34	—	—	2,157.34
Computer Costs	2,988.25	60.00	45.00			30.00	2,388.25	465.00			2,988.25	—	—	2,988.25
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements – collections exp	34,501.48	569.84		1,861.80	169.22		26,814.97	3,726.39	1,359.26		34,501.48	—	—	34,501.48
Equipment Rental	6,936.19			1,631.34	3,774.96		1,071.81	61.83	307.54	88.71	6,936.19	—	—	6,936.19
Fixed Assets	(10,500.00)									(10,500.00)	(10,500.00)	—	—	(10,500.00)
Forms & Printing	1,973.48						1,775.44	108.55		89.49	1,973.48	—	—	1,973.48
Insurance	—										—	—	—	—
Meals & Entertainment	983.06									983.06	983.06	—	—	983.06
Miscellaneous	10,353.08							1,384.80		8,968.28	10,353.08	—	—	10,353.08
Office Expense	3,949.37		14.21	142.86	600.00	130.00	522.38	1,743.88	60.00	736.04	3,949.37	—	—	3,949.37
Postage	2,514.30	12.61	105.76			62.84	335.72	1,480.10		517.27	2,514.30	—	—	2,514.30
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	216.66									216.66	216.66	—	—	216.66
Professional Fees-Ordinary Course	58.50		32.50					26.00			58.50	—	—	58.50
Rent	4,374.60						825.00	143.60		3,406.00	4,374.60	—	—	4,374.60
Repairs & Maintenance	197.50							197.50			197.50	—	—	197.50
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	1,372.82		208.05	714.00						450.77	1,372.82	—	—	1,372.82
Telephone	8,154.95	103.67	124.76	19.91	(1,405.28)	74.69	949.88	5,532.16	(375.88)	3,131.04	8,154.95	—	—	8,154.95
Temporary Agency Staff	5,961.18		1,422.00		75.00			4,464.18			5,961.18	—	—	5,961.18
Travel	2,998.92							260.20		2,738.72	2,998.92	—	—	2,998.92
Utilities	6,936.42	578.43	730.31	(42.74)		317.28	166.00	4,978.96	57.69	150.49	6,936.42	—	—	6,936.42
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	7,169.33	509.71	150.62					6,509.00			7,169.33	—	—	7,169.33
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	94,666.29	1,844.26	2,833.21	4,327.17	3,788.51	614.81	35,819.79	31,270.15	1,408.61	12,759.78	94,666.29	—	—	94,666.29

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	72,626.06	1,952.56	4,514.10	3,081.02	(18,268.12)	728.51	33,808.61	33,068.43	977.57	12,763.38	72,626.06	—	—	72,626.06

			—	—	—	—	—	—	—	—

	(14,387.55)	—	—	—	—	—	—	—	—	(14,387.55)	(14,387.55)	—	—	(14,387.55)

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	(14,387.55)		—							(14,387.55)

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	124,906.78
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$124,906.78

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC		Case #	03-13195				Case No.	03-13195
Monthly Court Report for	September-04
FED ID#	56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	57,946.25	57,946.25	—		57,946.25	—		57,946.25

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	52,572.98	(59,570.42)	112,143.40		(59,570.42)	112,143.40	—	52,572.98
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	52,572.98	(59,570.42)	112,143.40	—	(59,570.42)	112,143.40	—	52,572.98

Cash Disbursements - Loans
	—
Loan Proceeds Checks	—				—	—		—
Expenses related to Loans	3.60	3.60			3.60			3.60

Subtotal - Loans	3.60	3.60	—		3.60	—	—	3.60

		—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	236.78	236.78			236.78	—		236.78
Claims Funding*	—	—			—	—		—
Company Auto	1,546.47	1,546.47			1,546.47	—	—	1,546.47
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	88.71	88.71			88.71	—	—	88.71
Fixed Assets	(10,500.00)	(10,500.00)			(10,500.00)	—	—	(10,500.00)
Forms & Printing	89.49	89.49			89.49	—	—	89.49
Insurance	—	—			—	—	—	—
Meals & Entertainment	983.06	983.06			983.06	—	—	983.06
Miscellaneous	8,968.28	8,968.28			8,968.28	—	—	8,968.28
Office Expense	736.04	736.04			736.04	—	—	736.04
Postage	517.27	517.27			517.27	—	—	517.27
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	216.66	216.66			216.66	—	—	216.66
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	3,406.00	3,406.00			3,406.00	—	—	3,406.00
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	450.77	450.77			450.77	—	—	450.77
Telephone	3,131.04	3,131.04			3,131.04	—	—	3,131.04
Temporary Agency Staff	—	—			—	—	—	—
Travel	2,738.72	2,738.72			2,738.72	—	—	2,738.72
Utilities	150.49	150.49			150.49	—	—	150.49
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	112,143.40	—	112,143.40		—	112,143.40	—	112,143.40
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	124,903.18	12,759.78	112,143.40	—	12,759.78	112,143.40	—	124,903.18

TOTAL ALL CASH DISBURSEMENTS	124,906.78	12,763.38	112,143.40	—	12,763.38	112,143.40	—	124,906.78

	(14,387.55)	(14,387.55)	—	—	(14,387.55)	—	—	(14,387.55)

Book Balance per bank rec.	(14,387.55)	(14,387.55)	—

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA			Case #		03-13194				Case No.	03-13194
Monthly Court Report for	September-04
FED ID#	57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	.		—	—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	207,722.91
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$207,722.91

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC		Case No.	03-13191				Case No.	03-13191
Monthly Court Report for	September-04
FED ID#	58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	3,322.97	3,322.97			3,322.97	—	—	3,322.97
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	405.02	405.02			405.02	—	—	405.02

SUBTOTAL	3,727.99	3,727.99	—		3,727.99	—	—	3,727.99

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	203,994.92	29,340.44	174,654.48		29,340.44	174,654.48	—	203,994.92
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	207,722.91	33,068.43	174,654.48	—	33,068.43	174,654.48	—	207,722.91

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	1,798.28	1,798.28			1,798.28	—	—	1,798.28

Subtotal - Loans	1,798.28	1,798.28	—		1,798.28	—	—	1,798.28

		—
		—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	188.00	188.00			188.00	—	—	188.00
Computer Costs	465.00	465.00			465.00	—	—	465.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	3,726.39	3,726.39			3,726.39	—	—	3,726.39
Equipment Rental	61.83	61.83			61.83	—	—	61.83
Fixed Assets	—	—			—	—	—	—
Forms & Printing	108.55	108.55			108.55	—	—	108.55
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	1,384.80	1,384.80			1,384.80	—	—	1,384.80
Office Expense	1,743.88	1,743.88			1,743.88	—	—	1,743.88
Postage	1,480.10	1,480.10			1,480.10	—	—	1,480.10
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	26.00	26.00			26.00	—	—	26.00
Rent	143.60	143.60			143.60	—	—	143.60
Repairs & Maintenance	197.50	197.50			197.50	—	—	197.50
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	5,532.16	5,532.16			5,532.16	—	—	5,532.16
Temporary Agency Staff	4,464.18	4,464.18			4,464.18	—	—	4,464.18
Travel	260.20	260.20			260.20	—	—	260.20
Utilities	4,978.96	4,978.96			4,978.96	—	—	4,978.96
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	174,654.48	—	174,654.48		—	174,654.48	—	174,654.48
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	6,509.00	6,509.00			6,509.00	—	—	6,509.00
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	205,924.63	31,270.15	174,654.48	—	31,270.15	174,654.48	—	205,924.63

							—	—

TOTAL ALL CASH DISBURSEMENTS	207,722.91	33,068.43	174,654.48	—	33,068.43	174,654.48	—	207,722.91

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	18,826.16
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$18,826.16

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA			Case No.	03-13196					Case No.	03-13196
Monthly Court Report for	September-04
FED ID#	57-1109035

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	66,350.91	—	—	—	29,609.78	36,741.13	66,350.91	—		66,350.91

	—							—	—	—
TICO Cash Collected	—				—	—	—	—	—	—
SM Cash Collected	—	—					—	—	—	—
TIG Cash Collected	—	—					—	—	—	—
TPF Cash Collected	—	—					—	—	—	—
TCL Cash Collected	—	—					—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	18,816.16	—	1,952.56	16,863.60	—	—	1,952.56	16,863.60	—	18,816.16
	—						—	—		—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	18,816.16	—	1,952.56	16,863.60	—	—	1,952.56	16,863.60	—	18,816.16

Cash Disbursements - Loans
Loan Proceeds Checks	—		—				—	—		—
Expenses related to Loans	108.30		108.30				108.30	—		108.30

Subtotal - Loans	108.30	—	108.30	—	—	—	108.30	—	—	108.30

Cash Disbursements - Other
Advertising	—		—				—	—		—
Bank Charges	20.00		10.00		—	10.00	20.00	—		20.00
Claims Funding*	—		—							—
Company Auto	—		—				—	—	—	—
Computer Costs	60.00		60.00				60.00	—	—	60.00
Dues And Subscriptions	—		—				—	—	—	—
Employee Reimbursements - collections exp	569.84		569.84				569.84	—	—	569.84
Equipment Rental	—		—				—	—	—	—
Fixed Assets	—		—				—	—	—	—
Forms & Printing	—		—				—	—	—	—
Insurance	—		—				—	—	—	—
Meals & Entertainment	—		—				—	—	—	—
Miscellaneous	—		—				—	—	—	—
Office Expense	—		—				—	—	—	—
Postage	12.61		12.61				12.61	—	—	12.61
Prepaid Expenses	—		—				—	—	—	—
Prepaid Software ABS	—		—				—	—	—	—
Professional Fees-Ordinary Course	—		—				—	—	—	—
Rent	—		—				—	—	—	—
Repairs & Maintenance	—		—				—	—	—	—
Roadgard	—		—				—	—	—	—
Seminars & Meetings	—		—				—	—	—	—
Taxes & Licenses	—		—				—	—	—	—
Telephone	103.67		103.67				103.67	—	—	103.67
Temporary Agency Staff	—		—				—	—	—	—
Travel	—		—				—	—	—	—
Utilities	578.43		578.43				578.43	—	—	578.43
Interest to Finova	—		—				—	—	—	—
Payroll Paid TTG	16,863.60		—	16,863.60			—	16,863.60	—	16,863.60
Payroll Paid SMC	—		—				—	—	—	—
Restructuring Officer	—		—				—	—	—	—
Insurance Renewal	—		—				—	—	—	—
Voyager Payment	509.71		509.71				509.71	—	—	509.71
Pre-Filing Prepays	—		—				—	—	—	—
Deposit to Lender	—		—				—	—	—	—
US Trustee	—		—				—	—	—	—
Bankruptcy Professionals	—		—				—	—	—	—
Other	—		—				—	—	—	—

Total Other Cash Disbursements	18,717.86	—	1,844.26	16,863.60	—	10.00	1,854.26	16,863.60	—	18,717.86

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	18,826.16	—	1,952.56	16,863.60	—	10.00	1,962.56	16,863.60	—	18,826.16

	66,340.91	—	—	—	29,609.78	36,731.13	66,340.91	—	—	66,340.91

Book Balance per bank rec.	66,340.91				29,609.78	36,731.13

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	32,184.87
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$32,184.87

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC		Case No.	03-13193	Case No.	03-13193
Monthly Court Report for	September-04
FED ID #	56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	569.84	569.84			569.84	—	—	569.84
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	569.84	569.84	—		569.84	—	—	569.84

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	31,615.03	158.67	31,456.36		31,615.03	—	—	31,615.03
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	32,184.87	728.51	31,456.36		32,184.87	—	—	32,184.87

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	113.70	113.70			113.70	—	—	113.70

Subtotal - Loans	113.70	113.70	—		113.70	—	—	113.70

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	30.00	30.00			30.00	—	—	30.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	130.00	130.00			130.00	—	—	130.00
Postage	62.84	62.84			62.84	—	—	62.84
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	74.69	74.69			74.69	—	—	74.69
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	317.28	317.28			317.28	—	—	317.28
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	31,456.36	—	31,456.36		31,456.36	—	—	31,456.36
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	32,071.17	614.81	31,456.36	—	32,071.17	—	—	32,071.17

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	32,184.87	728.51	31,456.36	—	32,184.87	—	—	32,184.87

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	3,232.76
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$3,232.76

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-DELAWARE		Case No.	03-13182
Monthly Court Report for	September-04
FED ID #	74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	Fifth Third Bank 1050032006	BB&T 5181006058	BB&T 5180186451	BB&T 5180158407	Ohio Valley 8012564	First National Bank	PNC Bank 3004243118	National City 754211488
Beginning Cash Position	86,907.00	—	9,951.16	9,262.02	9,612.29	9,610.15	9,593.48	9,985.00	12,042.98	16,849.92

—
TICO Cash Collected	2,149.85	2,149.85
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	8,358.43	8,358.43

SUBTOTAL	10,508.28	10,508.28	—	—	—	—	—	—	—	—

—
—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(7,427.26)	(7,427.26)	—	—	—	—	—	—	—	—
—
—
—
—

Total Cash Receipts and Transfers	3,081.02	3,081.02	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—
Expenses related to Loans	(1,246.15)	(1,246.15)

Subtotal - Loans	(1,246.15)	(1,246.15)	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—
Bank Charges	151.74		69.13	23.41	19.32	19.32	5.12		15.44
Claims Funding*	—	—
Company Auto	—	—
Computer Costs	—	—
Dues And Subscriptions	—	—
Employee Reimbursements - collections exp	1,861.80	1,861.80
Equipment Rental	1,631.34	1,631.34
Fixed Assets	—	—
Forms & Printing	—	—
Insurance	—	—
Meals & Entertainment	—	—
Miscellaneous	—	—
Office Expense	142.86	142.86
Postage	—	—
Prepaid Expenses	—	—
Prepaid Software ABS	—	—
Professional Fees-Ordinary Course	—	—
Rent	—	—
Repairs & Maintenance	—	—
Roadgard	—	—
Seminars & Meetings	—	—
Taxes & Licenses	714.00	714.00
Telephone	19.91	19.91
Temporary Agency Staff	—	—
Travel	—	—
Utilities	(42.74)	(42.74)
Interest to Finova	—	—
Payroll Paid TTG	—	—
Payroll Paid SMC	—	—
Restructuring Officer	—	—
Insurance Renewal	—	—
Voyager Payment	—	—
Pre-Filing Prepays	—	—
Deposit to Lender	—	—
US Trustee	—	—
Bankruptcy Professionals	—	—
Other	—	—

Total Other Cash Disbursements	4,478.91	4,327.17	69.13	23.41	19.32	19.32	5.12	—	15.44	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	3,232.76	3,081.02	69.13	23.41	19.32	19.32	5.12	—	15.44	—

	86,755.26	—	9,882.03	9,238.61	9,592.97	9,590.83	9,588.36	9,985.00	12,027.54	16,849.92

Book Balance per bank rec.	86,755.26	—	9,882.03	9,238.61	9,592.97	9,590.83	9,588.36	9,985.00	12,027.54	16,849.92

Case No.	03-13182

Operating	Payroll	Other	Total
86,907.00	—	—	86,907.00

	—	—	—
2,149.85	—	—	2,149.85
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
8,358.43	—	—	8,358.43

10,508.28	—	—	10,508.28

—	—	—	—
—	—	—	—
(7,427.26)	—	—	(7,427.26)
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

3,081.02	—	—	3,081.02

—			—
(1,246.15)			(1,246.15)

(1,246.15)	—	—	(1,246.15)

—
—
—	—	—	—
151.74	—	—	151.74
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
1,861.80	—	—	1,861.80
1,631.34	—	—	1,631.34
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
142.86	—	—	142.86
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
714.00	—	—	714.00
19.91	—	—	19.91
—	—	—	—
—	—	—	—
(42.74)	—	—	(42.74)
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

4,478.91	—	—	4,478.91

—	—	—	—

3,232.76	—	—	3,232.76

86,755.26	—	—	86,755.26

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	15,573.64
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$15,573.64

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.		Case #	03-13199				Case No.	03-13199
Monthly Court Report for	September-04
FED ID#	57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	(1,562.25)	(1,562.25)			(1,562.25)	—	—	(1,562.25)
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	(1,562.25)	(1,562.25)	—		(1,562.25)	—	—	(1,562.25)

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	17,135.89	6,076.35	11,059.54		17,135.89	—	—	17,135.89
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	15,573.64	4,514.10	11,059.54		15,573.64	—	—	15,573.64

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	1,680.89	1,680.89			1,680.89			1,680.89

Subtotal - Loans	1,680.89	1,680.89	—		1,680.89	—	—	1,680.89

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	45.00	45.00			45.00	—	—	45.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	14.21	14.21			14.21	—	—	14.21
Postage	105.76	105.76			105.76	—	—	105.76
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	32.50	32.50			32.50	—	—	32.50
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	208.05	208.05			208.05	—	—	208.05
Telephone	124.76	124.76			124.76	—	—	124.76
Temporary Agency Staff	1,422.00	1,422.00			1,422.00	—	—	1,422.00
Travel	—	—			—	—	—	—
Utilities	730.31	730.31			730.31	—	—	730.31
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	11,059.54	—	11,059.54		11,059.54	—	—	11,059.54
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	150.62	150.62			150.62	—	—	150.62
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	13,892.75	2,833.21	11,059.54	—	13,892.75	—	—	13,892.75

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	15,573.64	4,514.10	11,059.54	—	15,573.64	—	—	15,573.64

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	33,808.61
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$33,808.61

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD		Case No.	03-13200				Case No.	03-13200
Monthly Court Report for	September-04
FED ID#	31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	136,516.04	—	—	136,516.04	136,516.04	—	—	136,516.04

	—					—	—	—
TICO Cash Collected	244,115.13	5,666.46		238,448.67	244,115.13	—	—	244,115.13
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	18,140.76	18,140.76			18,140.76	—	—	18,140.76

SUBTOTAL	262,255.89	23,807.22	—	238,448.67	262,255.89	—	—	262,255.89

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(127,233.67)	10,001.39	—	(137,235.06)	(127,233.67)	—	—	(127,233.67)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	135,022.22	33,808.61	—	101,213.61	135,022.22	—	—	135,022.22

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(2,011.18)	(2,011.18)			(2,011.18)	—	—	(2,011.18)

Subtotal - Loans	(2,011.18)	(2,011.18)	—	—	(2,011.18)	—	—	(2,011.18)

Cash Disbursements - Other
Advertising		—
Bank Charges	970.34	970.34			970.34	—	—	970.34
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	2,388.25	2,388.25			2,388.25	—	—	2,388.25
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	26,814.97	26,814.97			26,814.97	—	—	26,814.97
Equipment Rental	1,071.81	1,071.81			1,071.81	—	—	1,071.81
Fixed Assets	—	—			—	—	—	—
Forms & Printing	1,775.44	1,775.44			1,775.44	—	—	1,775.44
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	522.38	522.38			522.38	—	—	522.38
Postage	335.72	335.72			335.72	—	—	335.72
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	825.00	825.00			825.00	—	—	825.00
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	949.88	949.88			949.88	—	—	949.88
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	166.00	166.00			166.00	—	—	166.00
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	35,819.79	35,819.79	—	—	35,819.79	—	—	35,819.79

								—

TOTAL ALL CASH DISBURSEMENTS	33,808.61	33,808.61	—	—	33,808.61	—	—	33,808.61

	237,729.65	—	—	237,729.65	237,729.65	—	—	237,729.65

Book Balance per bank rec.	237,729.65			237,729.65

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	17,088.04
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$17,088.04

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery		Case #	03-13190				Case No.	03-13190
Monthly Court Report for	September-04
FED ID#	27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	17,088.04		17,088.04		—	17,088.04	—	17,088.04
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	17,088.04	—	17,088.04	—	—	17,088.04	—	17,088.04

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	17,088.04		17,088.04		—	17,088.04	—	17,088.04
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	17,088.04	—	17,088.04	—	—	17,088.04	—	17,088.04

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	17,088.04	—	17,088.04	—	—	17,088.04	—	17,088.04

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(18,268.12)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	($18,268.12)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No.	03-13201
Monthly Court Report for	September-04
FED ID#	64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS
Beginning Cash Position	—	—

—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	8,270.75	8,270.75

SUBTOTAL	8,270.75	8,270.75

—
—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(26,538.87)	(26,538.87)
—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—
Holdback, Deposits and Escrows	—
—

Total Cash Receipts and Transfers	(18,268.12)	(18,268.12)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—
Expenses related to Loans	(22,056.63)	(22,056.63)

Subtotal - Loans	(22,056.63)	(22,056.63)

Cash Disbursements - Other	—
Advertising	—	—
Bank Charges	151.74	151.74
Claims Funding*	—	—
Company Auto	422.87	422.87
Computer Costs	—	—
Dues And Subscriptions	—	—
Employee Reimbursements - collections exp	169.22	169.22
Equipment Rental	3,774.96	3,774.96
Fixed Assets	—	—
Forms & Printing	—	—
Insurance	—	—
Meals & Entertainment	—	—
Miscellaneous	—	—
Office Expense	600.00	600.00
Postage	—	—
Prepaid Expenses	—	—
Prepaid Software ABS	—	—
Professional Fees-Ordinary Course	—	—
Rent	—	—
Repairs & Maintenance	—	—
Roadgard	—	—
Seminars & Meetings	—	—
Taxes & Licenses	—	—
Telephone	(1,405.28)	(1,405.28)
Temporary Agency Staff	75.00	75.00
Travel	—	—
Utilities	—	—
Interest to Finova	—	—
Payroll Paid TTG	—	—
Payroll Paid SMC	—	—
Restructuring Officer	—	—
Insurance Renewal	—	—
Voyager Payment	—	—
Pre-Filing Prepays	—	—
Proceeds to Lender	—
US Trustee	—	—
Bankruptcy Professionals	—	—
Other - payment to Investment Banker	—

Total Other Cash Disbursements	3,788.51	3,788.51

TOTAL ALL CASH DISBURSEMENTS	(18,268.12)	(18,268.12)

	—	—

Book Balance per bank rec.	—
—

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI				Case No.	03-13201
Monthly Court Report for
FED ID#

		Operating	Payroll	Other	Total
Beginning Cash Position		—			—

			—	—	—
TICO Cash Collected		—	—	—	—
SM Cash Collected		—	—	—	—
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		8,270.75	—	—	8,270.75

SUBTOTAL	—	8,270.75	—	—	8,270.75

		—	—	—	—
		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(26,538.87)	—	—	(26,538.87)
		—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova		—	—	—	—
Holdback, Deposits and Escrows		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	(18,268.12)	—	—	(18,268.12)

Cash Disbursements - Loans
Loan Proceeds Checks		—	—	—	—
Expenses related to Loans		(22,056.63)	—	—	(22,056.63)

Subtotal - Loans		(22,056.63)	—	—	(22,056.63)

Cash Disbursements - Other
Advertising		—	—	—	—
Bank Charges		151.74	—	—	151.74
Claims Funding*		—	—	—	—
Company Auto		422.87	—	—	422.87
Computer Costs		—	—	—	—
Dues And Subscriptions		—	—	—	—
Employee Reimbursements - collections exp		169.22	—	—	169.22
Equipment Rental		3,774.96	—	—	3,774.96
Fixed Assets		—	—	—	—
Forms & Printing		—	—	—	—
Insurance		—	—	—	—
Meals & Entertainment		—	—	—	—
Miscellaneous		—	—	—	—
Office Expense		600.00	—	—	600.00
Postage		—	—	—	—
Prepaid Expenses		—	—	—	—
Prepaid Software ABS		—	—	—	—
Professional Fees-Ordinary Course		—	—	—	—
Rent		—	—	—	—
Repairs & Maintenance		—	—	—	—
Roadgard		—	—	—	—
Seminars & Meetings		—	—	—	—
Taxes & Licenses		—	—	—	—
Telephone		(1,405.28)	—	—	(1,405.28)
Temporary Agency Staff		75.00	—	—	75.00
Travel		—	—	—	—
Utilities		—	—	—	—
Interest to Finova		—	—	—	—
Payroll Paid TTG		—	—	—	—
Payroll Paid SMC		—	—	—	—
Restructuring Officer		—	—	—	—
Insurance Renewal		—	—	—	—
Voyager Payment		—	—	—	—
Pre-Filing Prepays		—	—	—	—
Proceeds to Lender		—	—	—	—
US Trustee		—	—	—	—
Bankruptcy Professionals		—	—	—	—
Other - payment to Investment Banker		—	—	—	—

Total Other Cash Disbursements		3,788.51	—	—	3,788.51

TOTAL ALL CASH DISBURSEMENTS		(18,268.12)	—	—	(18,268.12)

		—	—	—	—

Book Balance per bank rec.

In re:	Case No.	03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	982.70
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$982.70

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE		Case No.	03-13203						Case No.	03-13203
Monthly Court Report for	September-04
FED ID#	75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	BancorpSouth 252190	First Federal 163323989	Trustmark 6500197556	Operating	Payroll	Other	Total
Beginning Cash Position	33,032.75	—	—	9,923.86	9,980.00	13,128.89	33,032.75	—	—	33,032.75

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	6,581.06	6,581.06					6,581.06	—	—	6,581.06

SUBTOTAL	6,581.06	6,581.06	—	—	—	—	6,581.06	—	—	6,581.06

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(28,651.11)	(5,603.49)	—	(9,918.73)	—	(13,128.89)	(28,651.11)	—	—	(28,651.11)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	(22,070.05)	977.57	—	(9,918.73)	—	(13,128.89)	(22,070.05)	—	—	(22,070.05)

—
Cash Disbursements – Loans							—
—
Loan Proceeds Checks	—	—					—	—	—	—
Expenses related to Loans	(431.04)	(431.04)					(431.04)	—	—	(431.04)

Subtotal – Loans	(431.04)	(431.04)	—	—	—	—	(431.04)	—	—	(431.04)

—
—
Cash Disbursements – Other							—
Advertising	—	—					—	—	—	—
Bank Charges	5.13	—		5.13			5.13	—	—	5.13
Claims Funding*	—	—					—	—	—	—
Company Auto	—	—					—	—	—	—
Computer Costs	—	—					—	—	—	—
Dues And Subscriptions	—	—					—	—	—	—
Employee Reimbursements – collections exp	1,359.26	1,359.26					1,359.26	—	—	1,359.26
Equipment Rental	307.54	307.54					307.54	—	—	307.54
Fixed Assets	—	—					—	—	—	—
Forms & Printing	—	—					—	—	—	—
Insurance	—	—					—	—	—	—
Meals & Entertainment	—	—					—	—	—	—
Miscellaneous	—	—					—	—	—	—
Office Expense	60.00	60.00					60.00	—	—	60.00
Postage	—	—					—	—	—	—
Prepaid Expenses	—	—					—	—	—	—
Prepaid Software ABS	—	—					—	—	—	—
Professional Fees-Ordinary Course	—	—					—	—	—	—
Rent	—	—					—	—	—	—
Repairs & Maintenance	—	—					—	—	—	—
Roadgard	—	—					—	—	—	—
Seminars & Meetings	—	—					—	—	—	—
Taxes & Licenses	—	—					—	—	—	—
Telephone	(375.88)	(375.88)					(375.88)	—	—	(375.88)
Temporary Agency Staff	—	—					—	—	—	—
Travel	—	—					—	—	—	—
Utilities	57.69	57.69					57.69	—	—	57.69
Interest to Finova	—	—					—	—	—	—
Payroll Paid TTG	—	—	—				—	—	—	—
Payroll Paid SMC	—	—					—	—	—	—
Restructuring Officer	—	—					—	—	—	—
Insurance Renewal	—	—					—	—	—	—
Voyager Payment	—	—					—	—	—	—
Pre-Filing Prepays	—	—					—	—	—	—
Deposit to Lender	—	—					—	—	—	—
US Trustee	—	—					—	—	—	—
Bankruptcy Professionals	—	—					—	—	—	—
Other	—	—					—	—	—	—

Total Other Cash Disbursements	1,413.74	1,408.61	—	5.13	—	—	1,413.74	—	—	1,413.74

TOTAL ALL CASH DISBURSEMENTS	982.70	977.57	—	5.13	—	—	982.70	—	—	982.70

	9,980.00	—	—	0.00	9,980.00	—	9,980.00	—	—	9,980.00

Book Balance per bank rec.	9,980.00			—	9,980.00	—

In re:	Case No.	03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT			Case	#	03-13197					Case No.		03-13197
Monthly Court Report for	September-04
FED ID#	62-1720278

	Consolidated Totals								Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—		—	—	—	—

	—		—		—					—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—								—	—	—	—
TIG Cash Collected	—								—	—	—	—
TPF Cash Collected	—								—	—	—	—
TCL Cash Collected	—								—	—	—	—
Other Income Collected	—								—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—	—	—	—	—

	—								—	—	—	—
	—								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—	—	—	—	—

Cash Disbursements – Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal – Loans	—	—	—		—	—	—		—	—	—	—

Cash Disbursements – Other
Advertising
Bank Charges	—	—	—		—				—	—	—	—
Claims Funding*	—	—	—		—
Company Auto	—								—	—	—	—
Computer Costs	—								—	—	—	—
Dues And Subscriptions	—								—	—	—	—
Employee Reimbursements – collections exp	—								—	—	—	—
Equipment Rental	—								—	—	—	—
Fixed Assets	—								—	—	—	—
Forms & Printing	—								—	—	—	—
Insurance	—								—	—	—	—
Meals & Entertainment	—								—	—	—	—
Miscellaneous	—								—	—	—	—
Office Expense	—								—	—	—	—
Postage	—								—	—	—	—
Prepaid Expenses	—								—	—	—	—
Prepaid Software ABS	—								—	—	—	—
Professional Fees-Ordinary Course	—								—	—	—	—
Rent	—								—	—	—	—
Repairs & Maintenance	—								—	—	—	—
Roadgard	—								—	—	—	—
Seminars & Meetings	—								—	—	—	—
Taxes & Licenses	—								—	—	—	—
Telephone	—								—	—	—	—
Temporary Agency Staff	—								—	—	—	—
Travel	—								—	—	—	—
Utilities	—								—	—	—	—
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	—								—	—	—	—
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	—								—	—	—	—
Voyager Payment	—								—	—	—	—
Pre-Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
	—								—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—	—	—	—	—

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—	—	—	—	—

	—	—	—		—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—		—		—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT		Case #	03-13198							Case No.	03-13198
Monthly Court Report for	September-04
FED ID#	57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive	DORMANT	Case #	03-13202							Case No.	03-13202
Monthly Court Report for	September-04
FED ID#	31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company		Case No.	03-13204								Case No.	03-13204
Monthly Court Report for	September-04
FED ID #	57-1076628

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—								—	—	—	—

	—									—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—								—	—	—	—
TIG Cash Collected	—								—	—	—	—
TPF Cash Collected	—								—	—	—	—
TCL Cash Collected	—								—	—	—	—
Other Income Collected	—			No Activity - Holding Company - all activity recorded at subsidiary level.					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—								—	—	—	—
	—								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—								—	—	—	—
Claims Funding*	—
Company Auto	—								—	—	—	—
Computer Costs	—								—	—	—	—
Dues And Subscriptions	—								—	—	—	—
Employee Reimbursements - collections exp	—								—	—	—	—
Equipment Rental	—								—	—	—	—
Fixed Assets	—								—	—	—	—
Forms & Printing	—								—	—	—	—
Insurance	—								—	—	—	—
Meals & Entertainment	—								—	—	—	—
Miscellaneous	—								—	—	—	—
Office Expense	—								—	—	—	—
Postage	—								—	—	—	—
Prepaid Expenses	—								—	—	—	—
Prepaid Software ABS	—								—	—	—	—
Professional Fees-Ordinary Course	—								—	—	—	—
Rent	—								—	—	—	—
Repairs & Maintenance	—								—	—	—	—
Roadgard	—								—	—	—	—
Seminars & Meetings	—								—	—	—	—
Taxes & Licenses	—								—	—	—	—
Telephone	—								—	—	—	—
Temporary Agency Staff	—								—	—	—	—
Travel	—								—	—	—	—
Utilities	—								—	—	—	—
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	—								—	—	—	—
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	—								—	—	—	—
Voyager Payment	—								—	—	—	—
Pre-Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
	—								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.
—

THE THAXTON GROUP
SUMMARY -SOUTHERN MANAGEMENT											Case No.	—
Monthly Court Report for	September-04
FED ID #

	Consolidated Totals	Covington Credit- OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	436,776.33	105,602.24	448,661.00	427,567.00	32,633.04	—	109,694.41	(687,381.36)	436,776.33	—	—	436,776.33

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	8,813,608.45	313,587.43	2,528,345.01	2,426,876.66	1,261,679.05	1,288,613.96	863,681.39	130,824.95	8,813,608.45	—	—	8,813,608.45
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	98.87	—	—	—	—	—	—	98.87	98.87	—	—	98.87

SUBTOTAL	8,813,707.32	313,587.43	2,528,345.01	2,426,876.66	1,261,679.05	1,288,613.96	863,681.39	130,923.82	8,813,707.32	—	—	8,813,707.32

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	(1,380,168.15)	1,380,168.15	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(1,076,638.80)	(65,147.64)	(302,932.69)	(708,898.08)	(317,410.28)	(252,611.04)	(233,027.82)	803,388.75	(1,076,638.80)	—	—	(1,076,638.80)
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	7,737,068.52	248,439.79	2,225,412.32	1,717,978.58	944,268.77	1,036,002.92	630,653.57	934,312.57	6,356,900.37	1,380,168.15	—	7,737,068.52

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	4,249,127.67	137,917.85	1,531,464.51	1,062,456.21	508,536.23	560,455.88	448,296.99	—	4,249,127.67			4,249,127.67
Expenses related to Loans	329,589.09	8,819.25	81,026.26	96,165.15	61,920.64	51,609.76	30,048.03	—	329,589.09			329,589.09

Subtotal - Loans	4,578,716.76	146,737.10	1,612,490.77	1,158,621.36	570,456.87	612,065.64	478,345.02	—	4,578,716.76			4,578,716.76

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	122,047.19	2,317.85	14,736.18	6,476.37	3,609.26	3,752.19	4,169.70	86,985.64	122,047.19			122,047.19
Bank Charges	60,847.15	72.00	19,155.09	12.00	—	—	15.00	41,593.06	60,847.15	—	—	60,847.15
Claims Funding*	221,240.87	5,349.52	40,679.88	31,242.99	5,199.94	126,688.21	10,488.55	1,591.78	221,240.87			221,240.87
Company Auto	11,355.13	845.50	3,272.76	17.81	1,446.99	1,397.44	825.30	3,549.33	11,355.13	—	—	11,355.13
Computer Costs	4,469.22	—	462.18	69.98	416.45	196.45	—	3,324.16	4,469.22	—	—	4,469.22
Dues And Subscriptions	2,910.38	1,107.41	1,302.97	140.00	150.00	—	175.00	35.00	2,910.38	—	—	2,910.38
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	2,910.34	—	—	—	—	—	190.99	2,719.35	2,910.34	—	—	2,910.34
Fixed Assets	10,626.65	3,320.90	3,341.29	3,299.80	—	664.66	—	—	10,626.65	—	—	10,626.65
Forms & Printing	47,859.04	1,496.12	18,105.08	10,524.24	4,956.25	5,280.42	4,293.72	3,203.21	47,859.04	—	—	47,859.04
Insurance	41,241.35	39.04	482.01	441.96	3,193.72	998.15	107.44	35,979.03	41,241.35	—	—	41,241.35
Meals & Entertainment	6,994.82	395.54	1,777.65	—	1,060.25	1,272.81	485.74	2,002.83	6,994.82	—	—	6,994.82
Miscellaneous	7,760.20	245.00	2,174.05	359.05	3,009.25	329.30	334.55	1,309.00	7,760.20	—	—	7,760.20
Office Expense	17,748.40	514.92	2,219.32	1,687.81	1,890.55	806.66	752.12	9,877.02	17,748.40	—	—	17,748.40
Postage	34,347.66	3,759.07	7,978.33	7,420.18	3,627.58	4,021.07	2,201.64	5,339.79	34,347.66	—	—	34,347.66
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	18,620.31	946.64	6,389.82	4,258.22	2,603.26	2,603.26	1,656.62	162.49	18,620.31	—	—	18,620.31
Professional Fees-Ordinary Course	250.00	—	—	—	—	—	—	250.00	250.00	—	—	250.00
Rent	174,795.57	6,183.18	54,928.52	33,997.48	24,194.86	22,051.64	17,722.39	15,717.50	174,795.57	—	—	174,795.57
Repairs & Maintenance	16,091.34	251.48	5,270.27	4,573.77	2,257.39	1,759.00	1,726.74	252.69	16,091.34	—	—	16,091.34
Roadgard	11,129.33	—	—	—	11,129.33	—	—	—	11,129.33	—	—	11,129.33
Seminars & Meetings	1,957.69	—	—	1,046.42	—	619.79	—	291.48	1,957.69	—	—	1,957.69
Taxes & Licenses	8,722.62	—	458.20	740.56	5,858.46	1,574.38	53.06	37.96	8,722.62	—	—	8,722.62
Telephone	59,291.67	2,217.88	15,317.55	11,904.46	11,469.48	8,983.40	5,328.48	4,070.42	59,291.67	—	—	59,291.67
Temporary Agency Staff	4,525.33	—	—	—	—	—	—	4,525.33	4,525.33	—	—	4,525.33
Travel	10,814.64	916.60	3,751.47	307.63	1,042.22	823.56	324.07	3,649.09	10,814.64	—	—	10,814.64
Utilities	41,212.85	2,218.39	14,765.45	9,506.68	6,154.96	5,592.38	2,974.99	—	41,212.85	—	—	41,212.85
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	1,380,168.15	39,746.74	420,683.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53	—	1,380,168.15	—	1,380,168.15
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	323,605.60	—	—	144,214.04	103,229.25	76,162.31	—	—	323,605.60	—	—	323,605.60
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	30,446.32	—	—	—	—	—	—	30,446.32	30,446.32	—	—	30,446.32

Total Other Cash Disbursements	2,673,989.82	71,943.78	637,251.33	614,017.01	379,335.77	423,937.28	168,366.64	379,138.01	1,293,821.67	1,380,168.15	—	2,673,989.82

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	7,252,706.58	218,680.88	2,249,742.10	1,772,638.37	949,792.64	1,036,002.92	646,711.66	379,138.01	5,872,538.43	1,380,168.15	—	7,252,706.58

			—

	921,138.27	135,361.15	424,331.22	372,907.21	27,109.17	—	93,636.32	(132,206.80)	921,138.27	—	—	921,138.27

Book Balance per bank rec.	921,138.27	135,361.15	424,331.22	372,907.21	27,109.17	—	93,636.32	(132,206.80)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated			Wachovia 2000014825127
Monthly Court Report for	September-04		ACCOUNT #2079900430903
FED ID #

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(1,180,988.09)	—	—	—	—	—		(1,180,988.09)

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	6,434,431.32	178,862.14	1,809,903.75	1,430,850.81	766,956.32	877,642.72	532,156.12	838,059.46
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account # 2079900430903	—
	—

Total Cash Receipts and Transfers	6,434,431.32	178,862.14	1,809,903.75	1,430,850.81	766,956.32	877,642.72	532,156.12	838,059.46

Cash Disbursements - Loans
Loan Proceeds Checks	4,249,127.67	137,917.85	1,531,464.51	1,062,456.21	508,536.23	560,455.88	448,296.99	—
Expenses related to Loans	329,589.09	8,819.25	81,026.26	96,165.15	61,920.64	51,609.76	30,048.03	—

Subtotal - Loans	4,578,716.76	146,737.10	1,612,490.77	1,158,621.36	570,456.87	612,065.64	478,345.02	—

Cash Disbursements - Other
Advertising	122,047.19	2,317.85	14,736.18	6,476.37	3,609.26	3,752.19	4,169.70	86,985.64
Bank Charges	41,593.06							41,593.06
Claims Funding*	221,240.87	5,349.52	40,679.88	31,242.99	5,199.94	126,688.21	10,488.55	1,591.78
Company Auto	11,355.13	845.50	3,272.76	17.81	1,446.99	1,397.44	825.30	3,549.33
Computer Costs	4,469.22		462.18	69.98	416.45	196.45	—	3,324.16
Dues And Subscriptions	2,910.38	1,107.41	1,302.97	140.00	150.00	—	175.00	35.00
Employee Reimbursements - collections exp	—						—	—
Equipment Rental	2,910.34	—		—			190.99	2,719.35
Fixed Assets	10,626.65	3,320.90	3,341.29	3,299.80		664.66	—
Forms & Printing	47,859.04	1,496.12	18,105.08	10,524.24	4,956.25	5,280.42	4,293.72	3,203.21
Insurance	41,241.35	39.04	482.01	441.96	3,193.72	998.15	107.44	35,979.03
Meals & Entertainment	6,994.82	395.54	1,777.65	—	1,060.25	1,272.81	485.74	2,002.83
Miscellaneous	7,760.20	245.00	2,174.05	359.05	3,009.25	329.30	334.55	1,309.00
Office Expense	17,748.40	514.92	2,219.32	1,687.81	1,890.55	806.66	752.12	9,877.02
Postage	34,347.66	3,759.07	7,978.33	7,420.18	3,627.58	4,021.07	2,201.64	5,339.79
Prepaid Expenses	—	—	—	—	—	—	—	—
Prepaid Software ABS	18,620.31	946.64	6,389.82	4,258.22	2,603.26	2,603.26	1,656.62	162.49
Professional Fees-Ordinary Course	250.00	—	—	—	—	—	—	250.00
Rent	174,795.57	6,183.18	54,928.52	33,997.48	24,194.86	22,051.64	17,722.39	15,717.50
Repairs & Maintenance	16,091.34	251.48	5,270.27	4,573.77	2,257.39	1,759.00	1,726.74	252.69
Roadgard	11,129.33				11,129.33		—	—
Seminars & Meetings	1,957.69	—	—	1,046.42	—	619.79	—	291.48
Taxes & Licenses	8,722.62		458.20	740.56	5,858.46	1,574.38	53.06	37.96
Telephone	59,291.67	2,217.88	15,317.55	11,904.46	11,469.48	8,983.40	5,328.48	4,070.42
Temporary Agency Staff	4,525.33			—	—	—		4,525.33
Travel	10,814.64	916.60	3,751.47	307.63	1,042.22	823.56	324.07	3,649.09
Utilities	41,212.85	2,218.39	14,765.45	9,506.68	6,154.96	5,592.38	2,974.99	—
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	—
Restructuring Officer	—
Insurance Renewal	—
Credit Insurance Carrier	323,605.60			144,214.04	103,229.25	76,162.31
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	30,446.32	—						30,446.32

Total Other Cash Disbursements	1,274,567.58	32,125.04	197,412.98	272,229.45	196,499.45	265,577.08	53,811.10	256,912.48

TOTAL ALL CASH DISBURSEMENTS	5,853,284.34	178,862.14	1,809,903.75	1,430,850.81	766,956.32	877,642.72	532,156.12	256,912.48

	(599,841.11)	—	—	—	—	—	—	(599,841.11)

Book Balance per bank rec.		—	—		—	—		(599,841.11)

In re:	Case No.	03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	218,680.88
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$218,680.88

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc		Case No.		03-13208											Case No.
Monthly Court Report for	September-04
FED ID#	57-1094987
	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other
Beginning Cash Position	105,602.24	21,073.67	8,005.95	19,387.06	14,571.82	10,734.25	—	—	10,748.89	14,290.38	6,790.22		105,602.24	—	—

	—												—	—	—
TICO Cash Collected	—												—	—	—
SM Cash Collected	313,587.43	35,998.75	11,717.53	43,298.55	25,343.69	39,493.56	21,187.57	39,746.74	44,543.95	14,259.46	37,997.63		273,840.69	39,746.74	—
TIG Cash Collected	—												—	—	—
TPF Cash Collected	—												—	—	—
TCL Cash Collected	—												—	—	—
Other Income Collected	—												—	—	—

SUBTOTAL	313,587.43	35,998.75	11,717.53	43,298.55	25,343.69	39,493.56	21,187.57	39,746.74	44,543.95	14,259.46	37,997.63	—	273,840.69	39,746.74	—

	—												—	—	—
	—												—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(65,147.64)	(31,299.68)	(158.00)	(45,084.77)	(25,771.41)	(38,243.07)	157,674.57		(44,248.92)	(88.90)	(37,927.46)		(65,147.64)	—	—
	—												—	—	—
	—												—	—	—
	—												—	—	—
	—												—	—	—

Total Cash Receipts and Transfers	248,439.79	4,699.07	11,559.53	(1,786.22)	(427.72)	1,250.49	178,862.14	39,746.74	295.03	14,170.56	70.17	—	208,693.05	39,746.74	—

													—	—
Cash Disbursements - Loans													—	—
													—	—
Loan Proceeds Checks	137,917.85						137,917.85						137,917.85	—
Expenses related to Loans	8,819.25						8,819.25						8,819.25	—

Subtotal -Loans	146,737.10	—	—	—	—	—	146,737.10	—	—	—	—		146,737.10	—	—

													—	—
													—	—
Cash Disbursements - Other	—												—	—
Advertising	2,317.85						2,317.85						2,317.85	—
Bank Charges	72.00			30.00	24.00	6.00	—		12.00				72.00	—	—
Claims Funding*	5,349.52						5,349.52						5,349.52	—
Company Auto	845.50						845.50						845.50	—	—
Computer Costs	—						—						—	—	—
Dues And Subscriptions	1,107.41						1,107.41						1,107.41	—	—
Employee Reimbursements - collections exp	—						—						—	—	—
Equipment Rental	—						—						—	—	—
Fixed Assets	3,320.90						3,320.90						3,320.90	—	—
Forms & Printing	1,496.12						1,496.12						1,496.12	—	—
Insurance	39.04						39.04						39.04	—	—
Meals & Entertainment	395.54						395.54						395.54	—	—
Miscellaneous	245.00						245.00						245.00	—	—
Office Expense	514.92						514.92						514.92	—	—
Postage	3,759.07						3,759.07						3,759.07	—	—
Prepaid Expenses	—						—						—	—	—
Prepaid Software ABS	946.64						946.64						946.64	—	—
Professional Fees-Ordinary Course	—						—						—	—	—
Rent	6,183.18						6,183.18						6,183.18	—	—
Repairs & Maintenance	251.48						251.48						251.48	—	—
Roadgard	—						—						—	—	—
Seminars & Meetings	—						—						—	—	—
Taxes & Licenses	—						—						—	—	—
Telephone	2,217.88						2,217.88						2,217.88	—	—
Temporary Agency Staff	—						—						—	—	—
Travel	916.60						916.60						916.60	—	—
Utilities	2,218.39						2,218.39						2,218.39	—	—
Interest to Finova	—						—						—	—	—
Payroll Paid TTG	—						—						—	—	—
Payroll Paid SMC	39,746.74						—	39,746.74					—	39,746.74	—
Restructuring Officer	—						—						—	—	—
Insurance Renewal	—						—						—	—	—
Voyager Payment	—						—						—	—	—
Pre-Filing Prepays	—						—						—	—	—
Deposit to Lender	—						—						—	—	—
US Trustee	—						—						—	—	—
Bankruptcy Professionals	—						—						—	—	—
Other	—						—						—	—	—

Total Other Cash Disbursements	71,943.78	—	—	30.00	24.00	6.00	32,125.04	39,746.74	12.00	—	—		32,197.04	39,746.74	—

													—	—	—

TOTAL ALL CASH DISBURSEMENTS	218,680.88	—	—	30.00	24.00	6.00	178,862.14	39,746.74	12.00	—	—		178,934.14	39,746.74	—

	135,361.15	25,772.74	19,565.48	17,570.84	14,120.10	11,978.74	—	—	11,031.92	28,460.94	6,860.39		135,361.15	—	—

Ending Bank Balance per bank rec.	135,361.15	25,772.74	19,565.48	17,570.84	14,120.10	11,978.74			11,031.92	28,460.94	6,860.39

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,772,638.37
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,772,638.37

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance -SC		Case #	03-13212				Case No.	03-13212
Monthly Court Report for	September-04
FED ID#	57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	879,299.58	6,947.00	7,998.97	13,039.53	778,269.40	16,410.95		—

	—
TICO Cash Collected	—
SM Cash Collected	2,316,827.38	41,683.62	53,082.71	49,164.33	1,783,483.30	81,066.54	7,153.61
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,316,827.38	41,683.62	53,082.71	49,164.33	1,783,483.30	81,066.54	7,153.61	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(438,528.46)	(44,893.42)	(54,627.58)	(48,716.39)	(2,232,270.66)	(85,043.77)	1,981,084.33	341,775.56
	—
	—
	—
	—

Total Cash Receipts and Transfers	1,878,298.92	(3,209.80)	(1,544.87)	447.94	(448,787.36)	(3,977.23)	1,988,237.94	341,775.56

Cash Disbursements - Loans

Loan Proceeds Checks	1,062,456.21						1,062,456.21
Expenses related to Loans	96,165.15						96,165.15

Subtotal -Loans	1,158,621.36						1,158,621.36

Cash Disbursements - Other
Advertising	6,476.37						6,476.37
Bank Charges	18.00	18.00
Claims Funding*	31,242.99						31,242.99
Company Auto	17.81						17.81
Computer Costs	69.98						69.98
Dues And Subscriptions	140.00						140.00
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	3,299.80						3,299.80
Forms & Printing	10,524.24						10,524.24
Insurance	441.96						441.96
Meals & Entertainment	—						—
Miscellaneous	359.05						359.05
Office Expense	1,687.81						1,687.81
Postage	7,420.18						7,420.18
Prepaid Expenses	—						—
Prepaid Software ABS	4,258.22						4,258.22
Professional Fees-Ordinary Course	—						—
Rent	33,997.48						33,997.48
Repairs & Maintenance	4,573.77						4,573.77
Roadgard	—						—
Seminars & Meetings	1,046.42						1,046.42
Taxes & Licenses	740.56						740.56
Telephone	11,904.46						11,904.46
Temporary Agency Staff	—						—
Travel	307.63						307.63
Utilities	9,506.68						9,506.68
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	341,775.56						—	341,775.56
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	144,214.04						144,214.04
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	—						—

Total Other Cash Disbursements	614,023.01	18.00	—	—	—	—	272,229.45	341,775.56

TOTAL ALL CASH DISBURSEMENTS	1,772,644.37	18.00	—	—	—	—	1,430,850.81	341,775.56

	984,954.13	3,719.20	6,454.10	13,487.47	329,482.04	12,433.72	557,387.13	—

Book Balance per bank rec.	427,567.00	3,719.20	6,454.10	13,487.47	329,482.04	12,433.72

	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	12,986.19	15,158.41	28,489.13	879,299.58	—	—	879,299.58

					—	—	—
TICO Cash Collected				—	—	—	—
SM Cash Collected	61,111.96	48,945.63	191,135.68	2,316,827.38	—	—	2,316,827.38
TIG Cash Collected				—	—	—	—
TPF Cash Collected				—	—	—	—
TCL Cash Collected				—	—	—	—
Other Income Collected				—	—	—	—

SUBTOTAL	61,111.96	48,945.63	191,135.68	2,316,827.38	—	—	2,316,827.38

				—	—	—	—
				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(60,389.97)	(48,223.36)	(187,223.20)	(780,304.02)	341,775.56	—	(438,528.46)
				—	—	—	—
				—	—	—	—
				—	—	—	—
				—	—	—	—

Total Cash Receipts and Transfers	721.99	722.27	3,912.48	1,536,523.36	341,775.56	—	1,878,298.92

				—
Cash Disbursements - Loans				—
				—
Loan Proceeds Checks				1,062,456.21			1,062,456.21
Expenses related to Loans				96,165.15			96,165.15

Subtotal -Loans				1,158,621.36			1,158,621.36

				—
				—
Cash Disbursements - Other				—
Advertising				6,476.37			6,476.37
Bank Charges				18.00	—	—	18.00
Claims Funding*				31,242.99			31,242.99
Company Auto				17.81	—	—	17.81
Computer Costs				69.98	—	—	69.98
Dues And Subscriptions				140.00	—	—	140.00
Employee Reimbursements - collections exp				—	—	—	—
Equipment Rental				—	—	—	—
Fixed Assets				3,299.80	—	—	3,299.80
Forms & Printing				10,524.24	—	—	10,524.24
Insurance				441.96	—	—	441.96
Meals & Entertainment				—	—	—	—
Miscellaneous				359.05	—	—	359.05
Office Expense				1,687.81	—	—	1,687.81
Postage				7,420.18	—	—	7,420.18
Prepaid Expenses				—	—	—	—
Prepaid Software ABS				4,258.22	—	—	4,258.22
Professional Fees-Ordinary Course				—	—	—	—
Rent				33,997.48	—	—	33,997.48
Repairs & Maintenance				4,573.77	—	—	4,573.77
Roadgard				—	—	—	—
Seminars & Meetings				1,046.42	—	—	1,046.42
Taxes & Licenses				740.56	—	—	740.56
Telephone				11,904.46	—	—	11,904.46
Temporary Agency Staff				—	—	—	—
Travel				307.63	—	—	307.63
Utilities				9,506.68	—	—	9,506.68
Interest to Finova				—	—	—	—
Payroll Paid TTG				—	—	—	—
Payroll Paid SMC				—	341,775.56	—	341,775.56
Restructuring Officer				—	—	—	—
Insurance Renewal				—	—	—	—
Voyager Payment				144,214.04	—	—	144,214.04
Pre-Filing Prepays				—	—	—	—
Deposit to Lender				—	—	—	—
US Trustee				—	—	—	—
Bankruptcy Professionals				—	—	—	—
Other				—	—	—	—

Total Other Cash Disbursements	—	—	—	614,023.01	—	—	614,023.01

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	1,430,868.81	341,775.56	—	1,772,644.37

	13,708.18	15,880.68	32,401.61	984,954.13	—	—	984,954.13

Book Balance per bank rec.	13,708.18	15,880.68	32,401.61

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,249,742.10
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,249,742.10

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas		Case #	03-13211
Monthly Court Report for	September-04
FED ID#	57-1002963			TX State Bank

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Community Bank & Trust 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623

Beginning Cash Position	448,661.00	13,392.55	10,258.11	11,136.86	7,829.93	15,390.25	7,663.81	14,629.32	10,765.62	13,318.18

	—
TICO Cash Collected	—
SM Cash Collected	2,528,345.01	41,158.29	47,842.07	42,617.38	57,235.92	40,962.35	65,380.14	50,923.63	35,157.49	39,958.42
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,528,345.01	41,158.29	47,842.07	42,617.38	57,235.92	40,962.35	65,380.14	50,923.63	35,157.49	39,958.42

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(302,932.69)	(44,279.17)	(48,052.49)	(46,917.64)	(62,935.48)	(41,195.85)	(65,328.75)	(49,299.52)	(28,219.72)	(41,120.59)
	—					—
	—
	—
	—

Total Cash Receipts and Transfers	2,225,412.32	(3,120.88)	(210.42)	(4,300.26)	(5,699.56)	(233.50)	51.39	1,624.11	6,937.77	(1,162.17)

Cash Disbursements -Loans
Loan Proceeds Checks	1,531,464.51
Expenses related to Loans	81,026.26

Subtotal - Loans	1,612,490.77	—	—	—	—	—	—	—	—	—

Cash Disbursements -Other
Advertising	14,736.18
Bank Charges	19,155.09	27.50	15.00	28.00	25.00			15.75		3.50
Claims Funding*	40,679.88
Company Auto	3,272.76
Computer Costs	462.18
Dues And Subscriptions	1,302.97
Employee Reimbursements - collections exp	—
Equipment Rental	—
Fixed Assets	3,341.29
Forms & Printing	18,105.08
Insurance	482.01
Meals & Entertainment	1,777.65
Miscellaneous	2,174.05
Office Expense	2,219.32
Postage	7,978.33
Prepaid Expenses	—
Prepaid Software ABS	6,389.82
Professional Fees-Ordinary Course	—
Rent	54,928.52
Repairs & Maintenance	5,270.27
Roadgard	—
Seminars & Meetings	—
Taxes & Licenses	458.20
Telephone	15,317.55
Temporary Agency Staff	—
Travel	3,751.47
Utilities	14,765.45
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,683.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	637,251.33	27.50	15.00	28.00	25.00	—	—	15.75	—	3.50

TOTAL ALL CASH DISBURSEMENTS	2,249,742.10	27.50	15.00	28.00	25.00	—	—	15.75	—	3.50

	424,331.22	10,244.17	10,032.69	6,808.60	2,105.37	15,156.75	7,715.20	16,237.68	17,703.39	12,152.51

Book Balance per bank rec.	424,331.22	10,244.17	10,032.69	6,808.60	2,105.37	15,156.75	7,715.20	16,237.68	17,703.39	12,152.51

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Liberty Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380-3594062	Union Planter’s Bank 0080129775	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS

Beginning Cash Position	99,009.83	8,850.16	12,342.04	11,850.41	13,933.10	6,577.85	6,916.28	13,861.42	17,911.74	2,970.50	14,430.22	—	—

TICO Cash Collected							—
SM Cash Collected	631,910.50	53,214.34	39,502.16	37,911.00	36,722.40	49,466.85	54,134.01	27,897.01	52,665.68	5,005.46	43,842.99	523,169.81
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected							—
Other Income Collected

SUBTOTAL	631,910.50	53,214.34	39,502.16	37,911.00	36,722.40	49,466.85	54,134.01	27,897.01	52,665.68	5,005.46	43,842.99	523,169.81	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	(661,885.68)	(52,272.41)	(39,982.96)	(36,626.85)	(36,217.48)	(49,516.16)	(57,115.84)	(28,349.86)	(44,889.63)	(2,377.75)	(42,600.24)	1,286,733.94	420,681.26

Total Cash Receipts and Transfers	(29,975.18)	941.93	(480.80)	1,284.15	504.92	(49.31)	(2,981.83)	(452.85)	7,776.05	2,627.71	1,242.75	1,809,903.75	420,681.26

Cash Disbursements - Loans
Loan Proceeds Checks												1,531,464.51
Expenses related to Loans												81,026.26

Subtotal -Loans	—	—	—	—	—	—	—	—	—	—	—	1,612,490.77	—

Cash Disbursements - Other
Advertising												14,736.18
Bank Charges			30.00	7.00	20.25	18.25	20.25	6.75	12.00	—	5.00
Claims Funding*												40,679.88
Company Auto												3,272.76
Computer Costs												462.18
Dues And Subscriptions												1,302.97
Employee Reimbursements- collections exp												—
Equipment Rental												—
Fixed Assets												3,341.29
Forms & Printing												18,105.08
Insurance												482.01
Meals & Entertainment												1,777.65
Miscellaneous												2,174.05
Office Expense												2,219.32
Postage												7,978.33
Prepaid Expenses												—
Prepaid Software ABS												6,389.82
Professional Fees-Ordinary Course												—
Rent												54,928.52
Repairs & Maintenance												5,270.27
Roadgard												—
Seminars & Meetings												—
Taxes & Licenses												458.20
Telephone												15,317.55
Temporary Agency Staff												—
Travel												3,751.47
Utilities												14,765.45
Interest to Finova												—
Payroll Paid TTG												—
Payroll Paid SMC							2.00						420,681.26
Restructuring Officer												—
Insurance Renewal												—
Voyager Payment												—
Pre-Filing Prepays												—
Deposit to Lender												—
US Trustee												—
Bankruptcy Professionals												—
Other												—

Total Other Cash Disbursements	—	—	30.00	7.00	20.25	18.25	22.25	6.75	12.00	—	5.00	197,412.98	420,681.26

TOTAL ALL CASH DISBURSEMENTS	—	—	30.00	7.00	20.25	18.25	22.25	6.75	12.00	—	5.00	1,809,903.75	420,681.26

	69,034.65	9,792.09	11,831.24	13,127.56	14,417.77	6,510.29	3,912.20	13,401.82	25,675.79	5,598.21	15,667.97	—	—

Book Balance per bank rec.	69,034.65	9,792.09	11,831.24	13,127.56	14,417.77	6,510.29	3,914.20	13,401.82	25,675.79	5,598.21	15,667.97

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#
Wells Fargo
4231233624
Beginning Cash Position	14,016.10

TICO Cash Collected
SM Cash Collected	48,157.66
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	48,157.66

GENERAL LEDGER DEPOSITS AND TRANSFERS	(47,119.82)

Total Cash Receipts and Transfers	1,037.84

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—

TOTAL ALL CASH DISBURSEMENTS	—

15,053.94

Book Balance per bank rec.	15,053.94

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998
Beginning Cash Position	13,179.16	12,132.02	15,082.56	13,573.37	12,401.21	55,238.40

TICO Cash Collected
SM Cash Collected	43,408.59	30,954.49	47,710.76	43,897.51	49,338.57	288,199.53
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	43,408.59	30,954.49	47,710.76	43,897.51	49,338.57	288,199.53

GENERAL LEDGER DEPOSITS AND TRANSFERS	(47,456.81)	(20,885.89)	(44,874.15)	(42,930.50)	(52,133.02)	(275,763.63)

Total Cash Receipts and Transfers	(4,048.22)	10,068.60	2,836.61	967.01	(2,794.45)	12,435.90

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges			14.00			18,906.84
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	14.00	—	—	18,906.84

TOTAL ALL CASH DISBURSEMENTS	—	—	14.00	—	—	18,906.84

	9,130.94	22,200.62	17,905.17	14,540.38	9,606.76	48,767.46

Book Balance per bank rec.	9,130.94	22,200.62	17,905.17	14,540.38	9,606.76	48,767.46

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas			Case No.	03-13211
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	448,661.00	—	—	448,661.00

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	2,528,345.01	—	—	2,528,345.01
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	2,528,345.01	—	—	2,528,345.01

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(723,613.95)	420,681.26	—	(302,932.69)
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	1,804,731.06	420,681.26	—	2,225,412.32

		—
Cash Disbursements - Loans		—
	—	—
Loan Proceeds Checks	1,531,464.51	—		1,531,464.51
Expenses related to Loans	81,026.26	—		81,026.26

Subtotal - Loans	1,612,490.77	—	—	1,612,490.77

		—
		—
Cash Disbursements - Other		—
Advertising	14,736.18	—	—	14,736.18
Bank Charges	19,155.09		—	19,155.09
Claims Funding*	40,679.88	—		40,679.88
Company Auto	3,272.76	—	—	3,272.76
Computer Costs	462.18	—	—	462.18
Dues And Subscriptions	1,302.97	—	—	1,302.97
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	3,341.29	—	—	3,341.29
Forms & Printing	18,105.08	—	—	18,105.08
Insurance	482.01	—	—	482.01
Meals & Entertainment	1,777.65	—	—	1,777.65
Miscellaneous	2,174.05	—	—	2,174.05
Office Expense	2,219.32	—	—	2,219.32
Postage	7,978.33	—	—	7,978.33
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	6,389.82	—	—	6,389.82
Professional Fees-Ordinary Course	—	—	—	—
Rent	54,928.52	—	—	54,928.52
Repairs & Maintenance	5,270.27	—	—	5,270.27
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	458.20	—	—	458.20
Telephone	15,317.55	—	—	15,317.55
Temporary Agency Staff	—	—	—	—
Travel	3,751.47	—	—	3,751.47
Utilities	14,765.45	—	—	14,765.45
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	2.00	420,681.26	—	420,683.26
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	—	—	—	—

Total Other Cash Disbursements	216,570.07	420,681.26	—	637,251.33

	—		—	—

TOTAL ALL CASH DISBURSEMENTS	1,829,060.84	420,681.26	—	2,249,742.10

	424,331.22	—	—	424,331.22

Book Balance per bank rec.

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,036,002.92
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,036,002.92

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.		03-13213				Case No.	03-13213
Monthly Court Report for	September-04
FED ID#	57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,288,613.96	1,288,613.96		1,288,613.96	—	—	1,288,613.96
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,288,613.96	1,288,613.96	—	1,288,613.96	—	—	1,288,613.96

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(252,611.04)	(410,971.24)	158,360.20	(410,971.24)	158,360.20	—	(252,611.04)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,036,002.92	877,642.72	158,360.20	877,642.72	158,360.20	—	1,036,002.92

Cash Disbursements - Loans
Loan Proceeds Checks	560,455.88	560,455.88		560,455.88			560,455.88
Expenses related to Loans	51,609.76	51,609.76		51,609.76			51,609.76

Subtotal - Loans	612,065.64	612,065.64	—	612,065.64	—	—	612,065.64

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	3,752.19	3,752.19		3,752.19			3,752.19
Bank Charges	—	—		—	—	—	—
Claims Funding*	126,688.21	126,688.21		126,688.21			126,688.21
Company Auto	1,397.44	1,397.44		1,397.44	—	—	1,397.44
Computer Costs	196.45	196.45		196.45	—	—	196.45
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	664.66	664.66		664.66	—	—	664.66
Forms & Printing	5,280.42	5,280.42		5,280.42	—	—	5,280.42
Insurance	998.15	998.15		998.15	—	—	998.15
Meals & Entertainment	1,272.81	1,272.81		1,272.81	—	—	1,272.81
Miscellaneous	329.30	329.30		329.30	—	—	329.30
Office Expense	806.66	806.66		806.66	—	—	806.66
Postage	4,021.07	4,021.07		4,021.07	—	—	4,021.07
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	2,603.26	2,603.26		2,603.26	—	—	2,603.26
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	22,051.64	22,051.64		22,051.64	—	—	22,051.64
Repairs & Maintenance	1,759.00	1,759.00		1,759.00	—	—	1,759.00
Roadgard	—	—		—	—	—	—
Seminars & Meetings	619.79	619.79		619.79	—	—	619.79
Taxes & Licenses	1,574.38	1,574.38		1,574.38	—	—	1,574.38
Telephone	8,983.40	8,983.40		8,983.40	—	—	8,983.40
Temporary Agency Staff	—	—		—	—	—	—
Travel	823.56	823.56		823.56	—	—	823.56
Utilities	5,592.38	5,592.38		5,592.38	—	—	5,592.38
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	158,360.20	—	158,360.20	—	158,360.20	—	158,360.20
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	76,162.31	76,162.31		76,162.31	—	—	76,162.31
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	—	—		—	—	—	—

Total Other Cash Disbursements	423,937.28	265,577.08	158,360.20	265,577.08	158,360.20	—	423,937.28

TOTAL ALL CASH DISBURSEMENTS	1,036,002.92	877,642.72	158,360.20	877,642.72	158,360.20	—	1,036,002.92

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	949,792.64
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$949,792.64

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA		Case	#	03-13209					Case No.	03-13209
Monthly Court Report for	September-04
FED ID#	58-1435012

	Consolidated Totals	Bank of Perry 429068		Flag Financial Corp 0189003751	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	32,633.04	7,644.14		24,988.90	—	—	32,633.04	—	—	32,633.04

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	1,261,679.05	39,541.57		109,495.18	1,112,642.30		1,261,679.05	—	—	1,261,679.05
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	1,261,679.05	39,541.57		109,495.18	1,112,642.30	—	1,261,679.05	—	—	1,261,679.05

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(317,410.28)	(39,246.85)		(115,313.77)	(345,685.98)	182,836.32	(500,246.60)	182,836.32	—	(317,410.28)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	944,268.77	294.72		(5,818.59)	766,956.32	182,836.32	761,432.45	182,836.32	—	944,268.77

Cash Disbursements - Loans
							—
Loan Proceeds Checks	508,536.23				508,536.23		508,536.23			508,536.23
Expenses related to Loans	61,920.64				61,920.64		61,920.64			61,920.64

Subtotal - Loans	570,456.87	—		—	570,456.87	—	570,456.87	—	—	570,456.87

	—						—
	—						—
Cash Disbursements - Other	—						—
Advertising	3,609.26				3,609.26		3,609.26			3,609.26
Bank Charges	—				—		—	—	—	—
Claims Funding*	5,199.94				5,199.94		5,199.94			5,199.94
Company Auto	1,446.99				1,446.99		1,446.99	—	—	1,446.99
Computer Costs	416.45				416.45		416.45	—	—	416.45
Dues And Subscriptions	150.00				150.00		150.00	—	—	150.00
Employee Reimbursements - collections exp	—				—		—	—	—	—
Equipment Rental	—				—		—	—	—	—
Fixed Assets	—				—		—	—	—	—
Forms & Printing	4,956.25				4,956.25		4,956.25	—	—	4,956.25
Insurance	3,193.72				3,193.72		3,193.72	—	—	3,193.72
Meals & Entertainment	1,060.25				1,060.25		1,060.25	—	—	1,060.25
Miscellaneous	3,009.25				3,009.25		3,009.25	—	—	3,009.25
Office Expense	1,890.55				1,890.55		1,890.55	—	—	1,890.55
Postage	3,627.58				3,627.58		3,627.58	—	—	3,627.58
Prepaid Expenses	—				—		—	—	—	—
Prepaid Software ABS	2,603.26				2,603.26		2,603.26	—	—	2,603.26
Professional Fees-Ordinary Course	—				—		—	—	—	—
Rent	24,194.86				24,194.86		24,194.86	—	—	24,194.86
Repairs & Maintenance	2,257.39				2,257.39		2,257.39	—	—	2,257.39
Roadgard	11,129.33				11,129.33		11,129.33	—	—	11,129.33
Seminars & Meetings	—				—		—	—	—	—
Taxes & Licenses	5,858.46				5,858.46		5,858.46	—	—	5,858.46
Telephone	11,469.48				11,469.48		11,469.48	—	—	11,469.48
Temporary Agency Staff	—				—		—	—	—	—
Travel	1,042.22				1,042.22		1,042.22	—	—	1,042.22
Utilities	6,154.96				6,154.96		6,154.96	—	—	6,154.96
Interest to Finova	—				—		—	—	—	—
Payroll Paid TTG	—				—		—	—	—	—
Payroll Paid SMC	182,836.32				—	182,836.32	—	182,836.32	—	182,836.32
Restructuring Officer	—				—		—	—	—	—
Insurance Renewal	—				—		—	—	—	—
Voyager Payment	103,229.25				103,229.25		103,229.25	—	—	103,229.25
Pre-Filing Prepays	—				—		—	—	—	—
Deposit to Lender	—				—		—	—	—	—
US Trustee	—				—		—	—	—	—
Bankruptcy Professionals	—				—		—	—	—	—
Other	—				—		—	—	—	—

Total Other Cash Disbursements	379,335.77	—		—	196,499.45	182,836.32	196,499.45	182,836.32	—	379,335.77

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	949,792.64	—		—	766,956.32	182,836.32	766,956.32	182,836.32	—	949,792.64

	27,109.17	7,938.86		19,170.31	—	—	27,109.17	—	—	27,109.17

Book Balance per bank rec.	27,109.17	7,938.86		19,170.31

In re:	Case No.	03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	646,711.66
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$646,711.66

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN		Case #	03-13206						Case No.	03-13206
Monthly Court Report for	September-04
FED ID#	62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	109,694.41	14,794.04	13,979.01	—	—	80,921.36	109,694.41	—	—	109,694.41

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	863,681.39	38,661.68	39,808.22	221,312.78		563,898.71	863,681.39	—	—	863,681.39
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	863,681.39	38,661.68	39,808.22	221,312.78	—	563,898.71	863,681.39	—	—	863,681.39

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(233,027.82)	(39,596.66)	(36,933.00)	310,843.34	114,540.54	(581,882.04)	(347,568.36)	114,540.54	—	(233,027.82)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	630,653.57	(934.98)	2,875.22	532,156.12	114,540.54	(17,983.33)	516,113.03	114,540.54	—	630,653.57

							—
Cash Disbursements - Loans							—
							—
Loan Proceeds Checks	448,296.99			448,296.99			448,296.99			448,296.99
Expenses related to Loans	30,048.03			30,048.03			30,048.03			30,048.03

Subtotal - Loans	478,345.02	—	—	478,345.02	—	—	478,345.02	—	—	478,345.02

							—
							—
Cash Disbursements - Other							—
Advertising	4,169.70			4,169.70			4,169.70			4,169.70
Bank Charges	15.00	15.00	—	—			15.00	—	—	15.00
Claims Funding*	10,488.55			10,488.55			10,488.55			10,488.55
Company Auto	825.30			825.30			825.30	—	—	825.30
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	175.00			175.00			175.00	—	—	175.00
Employee Reimbursements—collections exp	—			—			—	—	—	—
Equipment Rental	190.99			190.99			190.99	—	—	190.99
Fixed Assets	—			—			—	—	—	—
Forms & Printing	4,293.72			4,293.72			4,293.72	—	—	4,293.72
Insurance	107.44			107.44			107.44	—	—	107.44
Meals & Entertainment	485.74			485.74			485.74	—	—	485.74
Miscellaneous	334.55			334.55			334.55	—	—	334.55
Office Expense	752.12			752.12			752.12	—	—	752.12
Postage	2,201.64			2,201.64			2,201.64	—	—	2,201.64
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	1,656.62			1,656.62			1,656.62	—	—	1,656.62
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	17,722.39			17,722.39			17,722.39	—	—	17,722.39
Repairs & Maintenance	1,726.74			1,726.74			1,726.74	—	—	1,726.74
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	53.06			53.06			53.06	—	—	53.06
Telephone	5,328.48			5,328.48			5,328.48	—	—	5,328.48
Temporary Agency Staff	—			—			—	—	—	—
Travel	324.07			324.07			324.07	—	—	324.07
Utilities	2,974.99			2,974.99			2,974.99	—	—	2,974.99
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	114,540.54			—	114,540.54		—	114,540.54	—	114,540.54
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	—			—			—	—	—	—

Total Other Cash Disbursements	168,366.64	15.00	—	53,811.10	114,540.54	—	53,826.10	114,540.54	—	168,366.64

							—

TOTAL ALL CASH DISBURSEMENTS	646,711.66	15.00	—	532,156.12	114,540.54	—	532,171.12	114,540.54	—	646,711.66

	93,636.32	13,844.06	16,854.23	—	—	62,938.03	93,636.32	—	—	93,636.32

Book Balance per bank rec.	93,636.32	13,844.06	16,854.23			62,938.03

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	379,138.01
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$379,138.01

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp			Case No.	03-13205				Case No.	03-13205
Monthly Court Report for	September-04
FED ID#	57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(687,381.36)	100,469.01	467,804.96	(1,180,988.09)	(74,667.24)	(687,381.36)	—	—	(687,381.36)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	130,824.95		130,824.95			130,824.95	—	—	130,824.95
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	98.87	98.87				98.87	—	—	98.87

SUBTOTAL	130,923.82	98.87	130,824.95	—	—	130,923.82	—	—	130,923.82

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	803,388.75		(166,107.66)	838,059.46	131,436.95	671,951.80	131,436.95	—	803,388.75
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	934,312.57	98.87	(35,282.71)	838,059.46	131,436.95	802,875.62	131,436.95	—	934,312.57

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	—			—		—			—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—					—
Advertising	86,985.64			86,985.64		86,985.64			86,985.64
Bank Charges	41,593.06			41,593.06		41,593.06	—	—	41,593.06
Claims Funding*	1,591.78			1,591.78		1,591.78			1,591.78
Company Auto	3,549.33			3,549.33		3,549.33	—	—	3,549.33
Computer Costs	3,324.16			3,324.16		3,324.16	—	—	3,324.16
Dues And Subscriptions	35.00			35.00		35.00	—	—	35.00
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	2,719.35			2,719.35		2,719.35	—	—	2,719.35
Fixed Assets	—			—		—	—	—	—
Forms & Printing	3,203.21			3,203.21		3,203.21	—	—	3,203.21
Insurance	35,979.03			35,979.03		35,979.03	—	—	35,979.03
Meals & Entertainment	2,002.83			2,002.83		2,002.83	—	—	2,002.83
Miscellaneous	1,309.00			1,309.00		1,309.00	—	—	1,309.00
Office Expense	9,877.02			9,877.02		9,877.02	—	—	9,877.02
Postage	5,339.79			5,339.79		5,339.79	—	—	5,339.79
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	162.49			162.49		162.49	—	—	162.49
Professional Fees-Ordinary Course	250.00			250.00		250.00	—	—	250.00
Rent	15,717.50			15,717.50		15,717.50	—	—	15,717.50
Repairs & Maintenance	252.69			252.69		252.69	—	—	252.69
Roadgard	—			—		—	—	—	—
Seminars & Meetings	291.48			291.48		291.48	—	—	291.48
Taxes & Licenses	37.96			37.96		37.96	—	—	37.96
Telephone	4,070.42			4,070.42		4,070.42	—	—	4,070.42
Temporary Agency Staff	4,525.33			4,525.33		4,525.33	—	—	4,525.33
Travel	3,649.09			3,649.09		3,649.09	—	—	3,649.09
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	122,225.53			—	122,225.53	—	122,225.53	—	122,225.53
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	30,446.32			30,446.32		30,446.32	—	—	30,446.32

Total Other Cash Disbursements	379,138.01	—	—	256,912.48	122,225.53	256,912.48	122,225.53	—	379,138.01

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	379,138.01	—	—	256,912.48	122,225.53	256,912.48	122,225.53	—	379,138.01

	(132,206.80)	100,567.88	432,522.25	(599,841.11)	(65,455.82)	(141,418.22)	9,211.42	—	(132,206.80)

Book Balance per bank rec.	(132,206.80)	100,567.88	432,522.25	(599,841.11)	(65,455.82)
	—	—

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Dormant			Case #		03-13207					Case No.	03-13207
Monthly Court Report for	September-04
FED ID#	57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana- InActive			Case	#		03-13210					Case No.	03-13210
Monthly Court Report for	September-04
FED ID#	57-1096371

	Consolidated Totals								Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—		—	—	—	—

	—									—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—								—	—	—	—
TIG Cash Collected	—								—	—	—	—
TPF Cash Collected	—								—	—	—	—
TCL Cash Collected	—								—	—	—	—
Other Income Collected	—								—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—	—	—	—	—

	—								—	—	—	—
	—								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—				—	—	—	—
Claims Funding*	—				—
Company Auto	—				—				—	—	—	—
Computer Costs	—				—				—	—	—	—
Dues And Subscriptions	—				—				—	—	—	—
Employee Reimbursements - collections exp									—	—	—	—
Equipment Rental									—	—	—	—
Fixed Assets									—	—	—	—
Forms & Printing									—	—	—	—
Insurance									—	—	—	—
Meals & Entertainment									—	—	—	—
Miscellaneous									—	—	—	—
Office Expense									—	—	—	—
Postage									—	—	—	—
Prepaid Expenses									—	—	—	—
Prepaid Software ABS									—	—	—	—
Professional Fees-Ordinary Course									—	—	—	—
Rent									—	—	—	—
Repairs & Maintenance									—	—	—	—
Roadgard									—	—	—	—
Seminars & Meetings									—	—	—	—
Taxes & Licenses									—	—	—	—
Telephone									—	—	—	—
Temporary Agency Staff									—	—	—	—
Travel									—	—	—	—
Utilities									—	—	—	—
Interest to Finova									—	—	—	—
Payroll Paid TTG									—	—	—	—
Payroll Paid SMC									—	—	—	—
Restructuring Officer									—	—	—	—
Insurance Renewal									—	—	—	—
Voyager Payment									—	—	—	—
Pre-Filing Prepays									—	—	—	—
Deposit to Lender									—	—	—	—
US Trustee									—	—	—	—
Bankruptcy Professionals									—	—	—	—
									—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—	—	—	—	—

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—	—	—	—	—

	—	—	—		—	—	—	—	—	—	—	—

Book Balance per bank rec.			—		—	—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	September-04
SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cummulative Filing to Date
Gross Revenues
Less: Returns and Allowances
Net Revenue	$0.00	$0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00
Gross Profit	$0.00	$0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	$0.00	$0.00
Net Profit(Loss) Before Other Income & Expenses	$0.00	$0.00
OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	$0.00	$0.00
REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	$0.00	$0.00
Income Taxes
Net Profit (Loss)	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 2

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	September-04

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cummulative Filing to Date
Other Costs

Total Other Costs	$0.00	$0.00
Other Operational Expenses

Total Other Operational Costs	$0.00	$0.00
Other Income

Total Other Income	$0.00	$0.00
Other Expenses

Total Other Expenses	$0.00	$0.00
Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru September 30, 2004

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	364,648	12,926	—	38,090,569	36	—	38,468,179	65.8%	10,121,511	48,589,690
I/B Income	—	—	—	—	—	—	—	0.0%	3,613,384	3,613,384
Fee Income	226,383	105,384	—	3,930,033	—	—	4,261,800	7.3%	51,566	4,313,367
Late Charges	146,686	—	—	2,871,023	—	—	3,017,709	5.2%	1,064,144	4,081,853

Total Interest Income	737,717	118,310	—	44,891,625	36	—	45,747,689	78.2%	14,850,605	60,598,293
Interest Expense	113,356	52,912	0	2,476,740	945,890	—	3,588,898	6.1%	3,236,302	6,825,200

Net Interest Income	624,362	65,398	(0)	42,414,885	(945,854)	—	42,158,790	72.1%	11,614,303	53,773,093
Provision for Loan Losses
P&L Recoveries	(9,363)	(110)	—	(487,459)	—	—	(496,932)	-0.8%	(1,920,531)	(2,417,463)
Reserves	—	(20,000)	—	483,461	—	—	463,461	0.8%	(7,657,559)	(7,194,098)
Cash	535,229	64,134	4,612	11,249,833	—	—	11,853,807	20.3%	21,291,248	33,145,055

Total Provision	525,866	44,024	4,612	11,245,834	—	—	11,820,336	20.2%	11,713,158	23,533,494
Net Interest included Provision	98,496	21,375	(4,612)	31,169,051	(945,854)	—	30,338,455		(98,855)	30,239,600
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—
Insurance Premiums	—	—	—	6,488,199	—	—	6,488,199	11.1%	1,619,788	8,107,987
Insurance Commissions	—	—	3,247,104	(923,000)	—	—	2,324,104	4.0%	69,787	2,393,891
Earned Insurance	—	—	—	—	—	—	—	0.0%	356,117	356,117
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—
Other Fees	—	—	896	337,381	—	—	338,277	0.6%	—	338,277
Other Income	—	248,968	2,038,693	816,041	465,847	—	3,569,550	6.1%	(17,641,901)	(14,072,352)

Total Direct Income	—	248,968	5,286,693	6,718,621	465,847	—	12,720,129	21.8%	(15,596,209)	(2,876,080)
Total Revenue	737,717	367,278	5,286,693	51,610,246	465,883	—	58,467,818	100.0%	(745,604)	57,722,214

Expenses
Personnel
Salaries & Wages	79,027	144,181	1,557,993	14,443,180	1,379,809	—	17,604,190	30.1%	5,015,618	22,619,808
Commissions/Bonus	—	20,640	368,929	2,096,255	100,943	—	2,586,767	4.4%	476,308	3,063,075
Benefits	6,561	11,528	142,412	1,596,217	83,487	—	1,840,204	3.1%	444,251	2,284,455
Taxes	6,311	12,922	158,455	1,456,799	101,538	—	1,736,024	3.0%	566,937	2,302,961
Other	—	—	62,999	125,102	56,416	—	244,518	0.4%	130,139	374,656

Total Personnel	91,899	189,271	2,290,788	19,717,553	1,722,193	—	24,011,703	41.1%	6,633,253	30,644,956
Building
Rent	353	8,977	184,677	2,032,532	131,704	—	2,358,242	4.0%	834,301	3,192,543
Utilities	—	216	39,903	465,905	29,758	—	535,782	0.9%	150,799	686,582
Depreciation	20,138	2,236	84,488	756,543	212,870	—	1,076,275	1.8%	480,515	1,556,791
Other	428	257	—	141,411	12,079	—	154,175	0.3%	109,340	263,514

Total Building	20,919	11,686	309,069	3,396,391	386,410	—	4,124,475	7.1%	1,574,955	5,699,430
Telecommunications
Telephone	5,120	5,888	89,272	1,038,628	118,867	—	1,257,775	2.2%	403,225	1,661,000
Computers	16,872	3,315	80,347	252,489	84,244	—	437,265	0.7%	360,890	798,155
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.7%	91,889	484,297
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149

Total Telecommunications	22,858	9,618	185,650	1,642,080	226,691	—	2,086,897	3.6%	856,703	2,943,600
Advertising	—	113	43,677	1,571,314	25,317	—	1,640,421	2.8%	163,791	1,804,211
Reinsurance Claims Expense	—	—	—	1,380,403	—	—	1,380,403	2.4%	1,516,697	2,897,100
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	363,361	363,361
Professional Fees	2,339	9,059	36,482	352,610	10,931,126	—	11,331,616	19.4%	172,484	11,504,101
Collection Expense	1,860	51	—	26,973	—	—	28,884	0.0%	604,342	633,226
Travel	—	6,177	24,540	924,589	118,033	—	1,073,339	1.8%	210,705	1,284,044
Office Expense	22,245	2,771	112,907	1,083,479	137,370	—	1,358,772	2.3%	483,380	1,842,152
Entertainment	—	68	—	255,830	35	—	255,934	0.4%	126	256,060
Amortization	—	—	101,806	172,116	—	—	273,922	0.5%	177,249	451,170
Taxes & Licenses	4,839	2,926	19,888	258,997	31,325	—	317,976	0.5%	197,523	515,499
Other	(3,155)	27,680	221,223	1,595,254	134,783	—	1,975,785	3.4%	2,416,484	4,392,269

Total Other Expense	23,929	33,445	455,824	3,365,676	303,514	—	4,182,388	7.2%	3,274,761	7,457,149

Total Direct Expense	803,025	356,354	3,350,642	46,100,164	14,659,173	—	65,269,359	111.6%	30,320,513	95,589,872
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	-0.1%	42,497	0

Net Income Before Taxes	(65,308)	10,924	1,920,955	5,488,223	(14,113,838)	—	(6,759,045)	-11.6%	(31,108,614)	(37,867,658)
Income Tax (34%)	—	—	66,684	1,692,671	(6,118,517)	—	(4,359,162)	-7.5%	(6,674,996)	(11,034,158)

Net Income	(65,308)	10,924	1,854,271	3,795,552	(7,995,321)	—	(2,399,883)	-4.1%	(24,433,618)	(26,833,501)

Income Statement YTD

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	September-04

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
Total Current Assets	$0.00	$0.00
Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property and Equipment	$0.00	$0.00
Other Assets
Loans to Insiders*
Other Assets (attach schedule)
Total Other Assets	$0.00	$0.00
TOTAL ASSETS	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)
Total Postpetition Liabilities	$0.00	$0.00
LIABILITES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt
Total Pre-petition Liabilities	$0.00	$0.00
TOTAL LIABILITIES	$0.00	$0.00
Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$0.00	$0.00
TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 3

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	September-04

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Current Assets

Total Other Current Assets	$0.00	$0.00
Other Assets

Total Other Assets	$0.00	$0.00
LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00
Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00
Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

9/30/2004

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued Operations		Total Disc. Ops	Total Company
								TICO	Reinsurance
Assets
Cash/Investments	(12,721)	—	(26,136)	1,184,232	51,356,789	—	52,502,164	386,366	—	386,366	52,888,530
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	177,630	1,061,120	—	73,498,150	—	—	74,736,900	5,109,708	—	5,109,708	79,846,608
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	(2,123)	—	—	(12,600,482)	—	—	(12,602,604)	(35,248)	—	(35,248)	(12,637,852)
Loss Reserve	(317,000)	(180,000)	—	(5,815,086)	(25,000)	—	(6,337,086)	(1,435,786)	—	(1,435,786)	(7,772,871)
Unearned Insurance	—	—	—	(1,007,895)	—	—	(1,007,895)	(1,749,555)	(859,735)	(2,609,289)	(3,617,184)
Dealer Holdback	—	—	—	—	—	—	—	(22,410)	—	(22,410)	(22,410)
Premises and Equipment, GROSS	173,157	13,687	—	6,603,711	1,101,830	—	7,892,385	1,270,181	—	1,270,181	9,162,566
Accumulated Depreciation	(152,801)	(12,644)	—	(4,560,994)	(760,676)	—	(5,487,115)	(908,468)	—	(908,468)	(6,395,583)
Accounts Receivable	73,260	—	594,700	53,447	890,711	—	1,612,118	2,316,721	(2,966,499)	(649,778)	962,339
Repossessed Automobiles	—	—	—	—	—	—	—	161,221	—	161,221	161,221
Intercompany Balance	634,577	(655,026)	(3,625,005)	(39,267,592)	95,521,884	(6,248,675)	46,360,163	(55,948,253)	9,588,090	(46,360,163)	0
Goodwill	348,938	—	—	18,231,990	—	—	18,580,929	13,499,015	—	13,499,015	32,079,944
Other Intangible Assets	—	—	—	1,389	—	—	1,389	—	—	—	1,389
Accumulated Amortization	(220,994)	—	—	(290,570)	—	—	(511,564)	(1,108,182)	—	(1,108,182)	(1,619,747)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	226,255	226,255	226,255
Prepaid Assets	39	456	55,570	1,336,753	995,363	—	2,388,180	59,603	—	59,603	2,447,783
Other Assets	—	—	193,930	123,223	553,647	—	870,801	18,843	142,188	161,030	1,031,831

Total Assets	701,962	227,594	(2,806,941)	37,490,276	173,992,156	(18,409,595)	191,195,453	(38,386,244)	6,130,299	(32,255,945)	158,939,507
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,653,218	—	2,654,728	32,347	—	32,347	2,687,075
Notes Payable	—	—	67,738	—	63,361,592	—	63,429,330	—	—	—	63,429,330
Subordinated Notes Payable	—	—	—	—	120,905,602	—	120,905,602	1,896,058	—	1,896,058	122,801,661
Accounts Payable	4,236	1,509	123,345	627,662	131,307	—	888,059	493,779	326,951	820,730	1,708,789
Employee Savings	—	—	—	289	1,060,228	—	1,060,516	—	—	—	1,060,516
Income Taxes Payable	—	—	66,684	1,568,301	(9,557,683)	—	(7,922,698)	(6,656,645)	124,370	(6,532,275)	(14,454,972)
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities -Other	4,440	5,647	30,668	3,230,118	492,928	—	3,763,801	219,081	8,171	227,252	3,991,053
Other Liabilities	296,141	97,260	87,347	297,883	(64,953)	—	713,679	57,101	418,013	475,114	1,188,792

Total Liabilities	304,817	104,416	377,293	5,724,253	178,982,238	—	185,493,018	(3,958,279)	1,094,901	(2,863,377)	182,629,640
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	68,670	—	—	—	68,670
Additional Paid in Capital	851,000	—	800,000	1,768,585	8,835,246	(3,419,685)	8,835,146	—	—	—	8,835,146
Dividends	—	—	—	(1,078,197)	(443,873)	1,079,297	(442,773)	—	—	—	(442,773)
Retained Earnings	(310,603)	128,015	(6,334,675)	30,834,307	(5,106,708)	(18,010,334)	1,200,001	(23,179,341)	4,704,482	(18,474,859)	(17,274,858)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	(168,251)	(4,837)	1,941,709	2,616,188	(8,352,223)	—	(3,967,414)	(11,248,625)	330,916	(10,917,709)	(14,885,123)

Total Stockholders’ Equity	397,145	123,177	(3,184,234)	31,766,023	(4,990,083)	(18,409,595)	5,702,435	(34,427,965)	5,035,397	(29,392,568)	(23,690,133)
Total Liabilities & Stockholders’ Equity	701,962	227,594	(2,806,941)	37,490,276	173,992,156	(18,409,595)	191,195,453	(38,386,244)	6,130,299	(32,255,945)	158,939,507

The Thaxton Group

Balance Sheet

10/17/2003

	Premium Finance	Commercial Lending	Insurance Group			Corporate Eliminations			NONE BANKRUPTCY	Total Company
				Southern	Corporate		TICO	Total	Reinsurance
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No.	03-13182 -03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	September 30, 2004

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$77,446.10	$77,446.10	Bi-Weekly	EFT	0
FICA-Employee	0	$33,776.21	$33,776.21	Bi-Weekly	EFT	0
FICA-Employer	0	$128,023.98	$128,023.98	Bi-Weekly	EFT	0
Unemployment	0	$50.89	$50.89	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes
Total Federal Taxes	$0.00	$239,297.18	$239,297.18	$0.00		$0.00
State and Local
Withholding	0	$33,149.94	$33,149.94	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$—	$—	Bi-Weekly		0
Real Property	0		$—
Personal Property		1,610.70	$1,610.70
Other:	0	10,680.59	$10,680.59			0
			$—
Total State and Local Taxes	$0.00	$45,441.23	$45,441.23	$0.00		$0.00
TOTAL TAXES		$284,738.41	$284,738.41			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0
Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* ”Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for			September-04

	Consolidated Totals	TICO -AL	TICO -GA	TICO -DE	TICO -MS	TICO -NC	TICO -OH	MODERN REC	TICO -SC	TICO -TN	TICO -HQ	TICO PREMIUM	COMMERCIAL LENDING	THAXTON INSURANCE	CORPORATE
Beginning Cash Position	(8,944.06)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(8,944.06)

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	627,357.85	16,863.60	11,059.54	0.00	0.00	31,456.36	0.00	17,088.04	174,654.48	0.00	112,143.40	7,037.87	14,779.37	172,731.49	69,543.70
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	627,357.85	16,863.60	11,059.54	0.00	0.00	31,456.36	0.00	17,088.04	174,654.48	0.00	112,143.40	7,037.87	14,779.37	172,731.49	69,543.70

Cash Disbursements
Advertising	0.00
Bank Charges	1,432.40								0.00	0.00	0.00	0.00	0.00		1,432.40
Claims Funding*	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Forms & Printing	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	655,010.51	16,863.60	11,059.54	0.00	0.00	31,456.36	0.00	17,088.04	174,654.48	0.00	112,143.40	7,037.87	14,779.37	172,731.49	97,196.36
Employee Witholding of Insurance/etc	(31,497.86)														(31,497.86)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	623,512.65	16,863.60	11,059.54	0.00	0.00	31,456.36	0.00	17,088.04	174,654.48	0.00	112,143.40	7,037.87	14,779.37	172,731.49	67,130.90

	(5,098.86)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(6,531.26)

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON	Case No.	01-10571
Wachovia 2000014825402
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	(8,944.06)	0.00	(8,944.06)

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	627,357.85	0.00	627,357.85
Outstanding Checks - Adjustment	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	0.00	627,357.85	0.00	627,357.85

Cash Disbursements
Advertising	0.00	0.00	0.00	0.00
Bank Charges	1,432.40			1,432.40
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	655,010.51		655,010.51
Employee Witholding of Insurance/etc	0.00	(31,497.86)		(31,497.86)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	1,432.40	623,512.65	0.00	624,945.05

	(1,432.40)	(5,098.86)	0.00	(6,531.26)

PAYROLL - THE THAXTON GROUP

	Period Ending 9/3/2004	Period Ending 9/17/2004	Period Ending	Total
Corporate
Salary expense	$45,418.03	$44,848.54		$90,266.57
FICA/FUTA/SUTA	$2,965.75	$2,926.14		$5,891.89
401(k) match	$504.63	$513.27		$1,017.90
Overtime	$—	$—		$—
Bonus	$—	$20.00		$20.00

Total	$48,888.41	$48,307.95	$—	$97,196.36
Tico Premium
Salary expense	$2,676.12	$3,799.52		$6,475.64
FICA/FUTA/SUTA	$190.50	$276.93		$467.43
401(k) match	$47.40	$47.40		$94.80

Total	$2,914.02	$4,123.85	$—	$7,037.87
				$—
Commercial Lending
Salary expense	$6,116.22	$6,116.22		$12,232.44
FICA/FUTA/SUTA	$459.05	$554.35		$1,013.40
401(k) match	$125.19	$162.56		$287.75
Commissions	$—	$1,245.78		$1,245.78

Total	$6,700.46	$8,078.91	$—	$14,779.37
Thaxton Insurance Group
Salary expense	$62,170.71	$73,448.83		$135,619.54
FICA/FUTA/SUTA	$4,762.01	$7,028.70		$11,790.71
401(k) match	$1,004.90	$1,201.04		$2,205.94
Overtime	$869.53	$253.21		$1,122.74
Commissions	$—	$19,172.56		$19,172.56
Bonus	$—	$2,820.00		$2,820.00

Total	$68,807.15	$103,924.34	$—	$172,731.49
Tico
Salary expense	$155,257.55	$171,245.61	$—	$326,503.16
FICA/FUTA/SUTA	$12,039.80	$11,619.20	$—	$23,659.00
401(k) match	$915.91	$528.27	$—	$1,444.18
Overtime	$7,352.59	$1,435.99	$—	$8,788.58
Commissions	$70.50	$—	$—	$70.50
Bonus	$1,200.00	$1,600.00	$—	$2,800.00

Total	$176,836.35	$186,429.07	$—	$363,265.42
Period Total	$304,146.39	$350,864.12	$—	$655,010.51
401(k) payable	$(9,447.27)	$(8,995.64)		$(18,442.91)
Payable to reimbursement	$(927.74)	$(1,105.18)		$(2,032.92)
Dental insurance	$(412.00)	$(81.90)		$(493.90)
Cancer insurance	$(455.88)	$(113.33)		$(569.21)
Life insurance	$(586.54)	$(127.80)		$(714.34)
Contingent health liability	$(6,412.24)	$(2,832.34)		$(9,244.58)
Tax/stale date adj		$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—	$—
Transfer employee to SM	$—

	$285,904.72	$337,607.93	$—	$623,512.65
	$(18,241.67)	$(13,256.19)	$—	$(31,497.86)
				$—
				$—
Net Checks	$19,970.74	$16,361.58		$36,332.32
Direct Deposits	$156,365.79	$134,162.43		$290,528.22
Wage Garnishments	$771.27	$570.43		$1,341.70
Federal Tax	$31,638.74	$36,590.01		$68,228.75
EE SS Tax	$16,206.54	$17,688.78		$33,895.32
ER SS Tax	$16,206.49	$17,657.80		$33,864.29
EE Med Tax	$3,966.25	$4,672.24		$8,638.49
ER Med Tax	$3,966.34	$4,672.16		$8,638.50
State/local Tax	$14,152.27	$17,168.68		$31,320.95
Futa	$38.79	$12.10		$50.89
Suta	$205.49	$63.26		$268.75
Adjustments	$22,416.01	$88,019.46		$110,435.47

GRAND TOTAL	$285,904.72	$337,638.93	$—	$623,543.65

				$—
reconciliation	$—	$31.00	$—	$31.00
Accrual	$18,241.67	$13,287.19	$—	$31,528.86

PAYROLL - TICO

	Period Ending 9/3/2004	Period Ending 9/17/2004	Period Ending	Total
SC/VA
Salary expense	$72,324.77	$80,370.50		$152,695.27
FICA/FUTA/SUTA	$5,983.22	$6,295.51		$12,278.73
401(k) match	$248.95	$200.21		$449.16
Overtime	$6,902.21	$1,258.61		$8,160.82
Commissions	$70.50	$—		$70.50
Bonus	$—	$1,000.00		$1,000.00

Total	$85,529.65	$89,124.83	$—	$174,654.48
AL
Salary expense	$5,106.00	$9,574.40		$14,680.40
FICA/FUTA/SUTA	$443.70	$740.25		$1,183.95
401(k) match	$—	$—		$—
Overtime	$170.25	$129.00		$299.25
Commissions	$—	$—		$—
Bonus	$700.00	$—		$700.00

Total	$6,419.95	$10,443.65	$—	$16,863.60
NC
Salary expense	$29,022.75	$—		$29,022.75
FICA/FUTA/SUTA	$2,218.92	$—		$2,218.92
401(k) match	$214.69	$—		$214.69
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$31,456.36	$—	$—	$31,456.36
GA
Salary expense	$5,216.95	$4,722.36		$9,939.31
FICA/FUTA/SUTA	$420.68	$371.04		$791.72
401(k) match	$—	$—		$—
Overtime	$280.13	$48.38		$328.51
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$5,917.76	$5,141.78	$—	$11,059.54
OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

PAYROLL - TICO

	Period Ending 9/3/2004	Period Ending 9/17/2004	Period Ending	Total
KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Corp
Salary expense	$35,811.06	$68,518.69		$104,329.75
FICA/FUTA/SUTA	$2,393.36	$3,609.20		$6,002.56
401(k) match	$417.65	$293.44		$711.09
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$500.00	$600.00		$1,100.00

Total	$39,122.07	$73,021.33	$—	$112,143.40
Modern
Salary expense	$7,776.02	$8,059.66		$15,835.68
FICA/FUTA/SUTA	$579.92	$603.20		$1,183.12
401(k) match	$34.62	$34.62		$69.24
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$8,390.56	$8,697.48	$—	$17,088.04
Period Total	$176,836.35	$186,429.07	$—	$363,265.42

THE THAXTON GROUP			Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL				2079900431038
Wachovia	September-04			540439122
Monthly Court Report for				2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(74,667.24)	—	—	—	—	—		(74,667.24)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,389,377.57	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	131,436.95
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,389,377.57	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	131,436.95

Cash Disbursements - Loans
Gross Wages	1,303,199.17	37,666.47	398,415.14	319,094.46	169,642.97	145,976.11	105,550.95	126,853.07
Federal Tax	97,968.93	2,213.82	27,651.89	23,431.70	12,575.39	8,451.84	9,273.20	14,371.09
SS Tax	76,674.57	2,283.99	24,202.46	18,682.07	10,362.03	8,741.98	6,417.40	5,984.64
Med Tax	18,447.89	534.17	5,660.14	4,515.06	2,423.41	2,044.46	1,500.84	1,769.81
EIC	(119.11)	—	—	(119.11)	—	—	—	—
State Tax	31,546.60	1,128.00	82.45	12,361.43	6,637.49	5,134.27	100.28	6,102.68
Advance	1,100.04	0.04	212.50	262.50	125.00	—	375.00	125.00
Mileage	(43,556.57)	(759.92)	(13,017.94)	(12,756.64)	(5,443.45)	(8,020.10)	(3,495.80)	(62.72)
Miscellaneous	—	—	—	—	—	—	—	—
Shortage	288.00	—	—	288.00	—	—	—	—
STD	2,041.49	58.17	695.27	490.29	238.22	265.92	163.43	130.19
Medical	23,311.39	637.16	6,236.66	5,362.14	1,880.28	3,991.46	1,496.98	3,706.71
401K Loans	5,304.03	—	2,972.81	600.92	428.26	99.32	—	1,202.72
401K Deducts	17,751.84	428.75	5,891.70	4,769.91	1,738.98	256.49	—	4,666.01
AHL Dental	4,820.64	141.94	1,165.78	1,361.40	459.48	799.66	473.92	418.46
AHL Cancer	1,341.02	48.84	419.56	388.26	98.20	155.34	76.10	154.72
AHL Life	3,356.42	137.10	953.34	775.10	493.74	557.93	204.21	235.00
Flex Med	1,510.89	—	240.79	577.66	80.00	—	—	612.44
Dep Care	60.00	—	—	30.00	—	30.00	—	—
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	87.00	—	21.00	34.00	10.00	5.00	13.00	4.00
Garnishment	1,053.73	427.72	252.58	331.63	—	—	41.80	—
Bankrpc	535.00	—	—	375.00	160.00	—	—	—
Child support	6,892.62	—	1,527.19	1,593.32	820.06	753.90	1,353.15	845.00
Tax Levy	736.00	—	—	400.00	86.00	250.00	—	—
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	251,152.42	7,279.78	65,168.18	63,754.64	33,173.09	23,517.47	17,993.51	40,265.75
Gross To Net (includes adj.)	—	—	—	—	—	—	—	—
Prepays and voids	—	—	—	—	—	—	—	—
DD Reversals & adjs.	—	—	—	—	—	—	—	—
Net DD/live checks	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	—	—	—	—	—	—	—	—
Federal Tax	9,217.35	427.72	1,779.77	2,699.95	1,066.06	1,003.90	1,394.95	845.00
EE SS Tax	(119.11)	—	—	(119.11)	—	—	—	—
ER SS Tax	76,674.57	2,283.99	24,202.46	18,682.07	10,362.03	8,741.98	6,417.40	5,984.64
EE Med Tax	—	—	—	—	—	—	—	—
ER Med Tax	18,447.89	534.17	5,660.14	4,515.06	2,423.41	2,044.46	1,500.84	1,769.81
State Tax	1,828.99	54.74	561.64	456.03	292.89	207.79	209.02	46.88
Futa	—	—	—	—	—	—	—	—
Suta	31,546.60	1,128.00	82.45	12,361.43	6,637.49	5,134.27	100.28	6,102.68
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSE - MENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(65,455.82)	—	—	—	—	—	—	(65,455.82)

Book Balance per bank rec.	(65,455.82)		—		—	—		(65,455.82)
Ending Bank Balance per bank rec.

THE THAXTON GROUP
Cash Disbursements for THAXTON INVESTMENT PAYROLL			Case No.	—
Wachovia
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(74,667.24)	—	(74,667.24)

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	1,389,377.57	—	1,389,377.57
Outstanding Checks	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	—	1,389,377.57	—	1,389,377.57

	—	—
Cash Disbursements - Loans	—	—
	—	—
Gross Wages	—	1,303,199.17
Federal Tax	—	97,968.93
SS Tax	—	76,674.57	—	76,674.57
Med Tax	—	18,447.89
EIC	—	(119.11)	—	(119.11)
State Tax	—	31,546.60	—	31,546.60
Advance	—	1,100.04	—	1,100.04
Mileage	—	(43,556.57)	—	(43,556.57)
Miscellaneous	—	—	—	—
Shortage	—	288.00	—	288.00
STD	—	2,041.49	—	2,041.49
Medical	—	23,311.39	—	23,311.39
401K Loans	—	5,304.03	—	5,304.03
401K Deducts	—	17,751.84	—	17,751.84
AHL Dental	—	4,820.64	—	4,820.64
AHL Cancer	—	1,341.02	—	1,341.02
AHL Life	—	3,356.42	—	3,356.42
Flex Med	—	1,510.89	—	1,510.89
Dep Care	—	60.00	—	60.00
Stop Payment Fee	—	—	—	—
Garnishment fee	—	87.00	—	87.00
Garnishment	—	1,053.73	—	1,053.73
Bankrpc	—	535.00	—	535.00
Child support	—	6,892.62	—	6,892.62
Tax Levy	—	736.00	—	736.00
Fringe	—	—	—	—
STD Net	—	—	—	—
SS Tax Adjust	—	—	—	—
Other	—	—	—	—
	—	251,152.42	—	251,152.42
Gross To Net (includes adj.)	—	—	—	—
Prepays and voids	—	—	—	—
DD Reversals & adjs.	—	—	—	—
Net DD/live checks	—	—	—	—
	—	—	—	—
FUNDING REQUIREMENTS	—	—	—	—
Net Checks	—	—	—	—
Direct Deposits	—	—	—	—
Wage Garnishments	—	—	—	—
Federal Tax	—	9,217.35		9,217.35
EE SS Tax	—	(119.11)		(119.11)
ER SS Tax	—	76,674.57		76,674.57
EE Med Tax	—	—		—
ER Med Tax	—	18,447.89		18,447.89
State Tax	—	1,828.99		1,828.99
Futa	—	—		—
Suta	—	31,546.60		31,546.60
	—	—		—
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	1,380,166.15		1,380,166.15
Manual Checks	—	—		—

Total Other Cash Disbursements	—	1,380,166.15	—	1,380,166.15

TOTAL ALL CASH DISBURSEMENTS	—	1,380,166.15	—	1,380,166.15

	—	(65,455.82)	—	(65,455.82)

Book Balance per bank rec.
Ending Bank Balance per bank rec.

In re:		Case No.	03-13182-03-13213
	THE THAXTON GROUP	Jointly Administered
		Reporting Period	September-04

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Accounts Receivable Reconciliation		Amount
Total Accounts Receivable at the beginning of the reporting period		$81,789,017.84
Plus Amounts billed during the period		$9,286,333.48
Less Amounts collected during the period		(11,109,929.70)
Total Accounts Receivable at the end of the reporting period		$79,965,421.62

Accounts Receivable Aging		Amount
0-30 days old		$71,232,138.91
31-60 days old		$2,776,415.25
61-90 days old		$1,695,209.07
91+ days old		$4,062,956.46
Total Accounts Receivable		$79,766,719.69
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)		$79,766,719.69

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possessin account this period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

1.	Fixed Assets sold on 9/17

            Tico SC -      $160,000

            Tico Al/Ga - $  30,000

2.	First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 9/30/2004

Aged Accounts Receivable

(Gross Balance as of 9/30/04)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$66,548,232	$64,213,022	$1,814,818	$401,267	$119,125
Potential (1-30)	$4,683,907	$3,742,522	$606,787	$316,734	$17,863
31-60 Days	$2,776,415	$2,178,169	$442,225	$138,120	$17,902
61-90 Days	$1,695,209	$1,352,953	$328,185	$6,560	$7,511
91 and Over	$4,062,956	$2,011,488	$1,837,801	$198,439	$15,228
Total Delinquency	$13,218,487	$9,285,132	$3,214,998	$659,853	$58,504
Total Gross Receivables	$79,766,720	$73,498,154	$5,029,815	$1,061,120	$177,630
Post Accounts Payable
(As of 9/30/04)
Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—
Total	$—

THE THAXTON GROUP
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated							CASES 03-13182 - 03-13213
Monthly Court Report for	September						JOINTLY ADMINISTERED
			HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	TIC - Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 8/31 per G/L Trial Balance	—	6,248,675.00	99,548,571.00			(6,303,156.00)	(680,590.00)	532,494.00		(44,204,498.00)	(55,941,872.00)	—

Cash Transfers between companies	—		(2,719,063.73)			1,211,704.74				1,307,730.08	199,628.91
Expenses paid by Corporate - expensed in subsidiaries (treated as	(0.00)		(113,838.52)			(4,559.60)	25,564.00	102,083.00		(4,677.98)	(4,570.90)
separate cost centers as opposed to separate companies	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	—		90,641.06							(83,282.27)	(7,358.79)
Payroll	—		571,021.91			(200,731.49)				7,500.00	(377,790.42)
Analysis charges	—		7,987.36			(1,697.80)					(6,289.56)
Audit accrual	—
Transfer of assets	—
Sale of branches	—		1,863,435.16			1,673,435.16					190,000.00
	—

General Ledger as of 9/30/04	(0.00)	6,248,675.00	95,521,883.92	—	—	(3,625,004.99)	(655,026.00)	634,577.00	—	(42,977,228.17)	(55,948,252.76)	—

	(0.00)	6,248,675.00	95,521,883.92	—	—	(3,625,004.99)	(655,026.00)	634,577.00	—	(42,977,228.17)	(55,948,252.76)	—

Balance Sheet - September 30, 2004	—	6,248,675.00	95,521,884.00			(3,625,005.00)	(655,026.00)	634,577.00		(42,977,228.00)	(55,948,253.00)